UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KENNAMETAL INC.

1600 Technology Way

P.O. Box 231

Latrobe, Pennsylvania 15650-0231

Notice of Annual Meeting of Shareowners

to be held October 22, 2013

To the Shareowners of Kennametal Inc.:

The Annual Meeting of Shareowners of Kennametal Inc. (the “Company”) will be held at the Quentin C. McKenna Technology Center, located at the Company’s executive offices at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 22, 2013 at 2:00 p.m. (Eastern Time) to consider and act upon the following matters:

1. The election of three directors for terms to expire in 2016;

2. The ratification of the selection of the independent registered public accounting firm for the fiscal year ending June 30, 2014;

3. A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement; and

4. The approval of the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Friday, August 30, 2013 as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

If you plan to attend the Annual Meeting, please note that each shareowner must present valid picture identification, such as a driver’s license or passport. Additionally, shareowners holding stock in brokerage accounts (“street name” holders) must bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote by telephone or via the Internet as instructed on the enclosed proxy card, to ensure your shares are voted at the Annual Meeting.

By Order of the Board of Directors

Kevin G. Nowe
Vice President, Secretary
and General Counsel

September 12, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD

OCTOBER 22, 2013

This proxy statement and the 2013 Annual Report are available for viewing at

www.envisionreports.com/KMT

2013 PROXY SUMMARY

This 2013 Proxy Summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider before voting, and we strongly encourage you to carefully read the entire proxy statement before voting.

General Information About the 2013 Annual Meeting of Shareowners

• Time and Date:	Tuesday, October 22, 2013 at 2:00 p.m. (Eastern Time)
• Location:	Quentin C. McKenna Technology Center, located at our executive offices at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650
• Record Date:	August 30, 2013
• Voting:

For matters other than the election of directors (for which shareowners are permitted to cumulate votes), shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Voting Matters

Proposal	Board Voting Recommendation	Page Reference (for more detail)

• Election of Three Directors to the Third Class with Terms Expiring in 2016	FOR EACH DIRECTOR NOMINEE	5

• Ratification of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending June 30, 2014	FOR	25

• Non-binding (advisory vote) to approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement	FOR	68

• Approval of the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010	FOR	72

i

Board Nominees

Name	Age	Director Since	Occupation	Independent	Committee Memberships			Other Public Company Boards
					AC	CC	N/CG
Carlos M. Cardoso	55	2006	Chairman, President and Chief Executive Officer of Kennametal Inc.	No	–	–	–	Hubbell Incorporated and Stanley Black & Decker, Inc.
Cindy L. Davis	51	2012	Vice President, Nike, Inc. and President, Nike Golf	Yes	X	–	X	–
William J. Harvey	62	2011	President, DuPont Packaging & Industrial Polymers (a business unit of E.I. DuPont de Nemours & Company)	Yes	–	X	X	–

AC	Audit Committee

CC	Compensation Committee

N/CG	Nominating/Corporate Governance Committee

•	Attendance: In Fiscal 2013, each of our director nominees attended at least 75% of the Board and committee meetings on which he or she sat.

•

Director Elections:    Directors are elected by a plurality of votes cast; meaning the three individuals who receive the largest number of votes cast for a director of the Third Class will be elected to that class.

•

Cumulative Voting:    Shareowners have cumulative voting rights in the election of directors. When voting for directors, shareowners may multiply the total number of shares that they are entitled to vote by the number of directors to be elected in a class and may then cast the whole number of votes for one nominee or distribute their votes among the nominees as desired.

Fiscal 2013 Financial Performance and Executive Compensation Highlights

•

Sales were $2.6 billion compared with $2.7 billion in Fiscal 2012; operating income was $296 million compared with $416 million for Fiscal 2012; EPS was $2.52 compared with $3.77 for Fiscal 2012; and ROIC was 9.5% compared with 16.3% for Fiscal 2012. We achieved an all-time FOCF of $204 million compared with $193 million for Fiscal 2012.

•

Based on our Fiscal 2013 financial performance, our 2013 annual incentive awards were earned at 7.83% of target (as described on page 39 of the Compensation Discussion and Analysis section of this proxy statement). The first tranche (1/3) of the 2013 long-term performance units, the second tranche (1/3) of the 2012 long-term performance units and the third tranche (1/3) of the 2011 long-term performance units were forfeited due to the Company not having achieved its threshold performance goals.

•

As demonstrated on page 26 of the Compensation Discussion and Analysis section of this proxy statement, a significant portion of our executive officers’ compensation is variable and at risk. The total long-term incentive opportunity for our executive officers in Fiscal 2013 was allocated between performance units (50%), stock options (30%) and restricted units (20%), similar to Fiscal 2012, further demonstrating our “pay-for-performance” philosophy.

•

We believe that overall the Fiscal 2013 compensation of our named executive officers (as set forth in the Summary Compensation Table on page 49) reflects both our outstanding performance for the fiscal year and our “pay-for-performance” philosophy. However, shareowners should recognize that the calculation of total compensation included in the Summary Compensation Table (as dictated by rules of the Securities and Exchange Commission) is driven largely by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized by the named executive officers and therefore the amounts reported in this table may not correspond to the actual value which will be ultimately recognized by the named executive officers.

ii

Proxy Statement for Kennametal Inc. Annual Meeting of Shareowners

October 22, 2013

General Information

When and where is the 2013 annual meeting?

The 2013 annual meeting of shareowners (the “Annual Meeting”) will be held on Tuesday, October 22, 2013 at 2:00 p.m. (Eastern Time) at the Quentin C. McKenna Technology Center, located at our executive offices at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650.

When was this Proxy Statement mailed to shareowners?

This proxy statement was first mailed to shareowners on or about September 17, 2013.

Why did I receive this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 22, 2013, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

What will the shareowners vote on at the Annual Meeting?

Four items:

•	The election of three directors nominated by our Board of Directors (with terms to expire at the 2016 annual meeting)

•	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (the “independent auditors”), for the fiscal year ending June 30, 2014

•	The approval (on a non-binding advisory basis) of the compensation paid to our named executive officers, as disclosed in this proxy statement

•	The approval of the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010

Will there be any other items of business on the agenda?

We do not expect any other items of business; however, in case there is an unforeseen need, the accompanying proxy card gives discretionary authority to the persons named in the proxy card with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Friday, August 30, 2013 (the “Record Date”) may vote at the Annual Meeting. For matters other than the election of directors (for which you are permitted to cumulate votes), you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	held directly in your name as the shareowner of record

•	held for you in an account with a broker, bank or other nominee

•	attributed to your account in one of our Company-sponsored 401(k) plans

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 78,356,835 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast.

How many votes are required for the approval of each item?

There are different vote requirements for each of the proposals.

•

The three nominees for director for terms expiring in 2016 receiving the most votes will be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•

The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•

The compensation paid to our named executive officers, as disclosed in this proxy statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

•

The Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010 will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting; provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

Explanation of “Broker Non-votes.” If your shares are held by a broker (in street name), the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion. The broker does not have the discretion to vote your shares for the election of directors, for the non-binding advisory vote to approve the compensation paid to our named executive officers, as disclosed in this proxy statement, or for the vote to approve the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010; these are considered “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote by proxy?

If you are a shareowner of record, you may vote your proxy by any one of the following methods:

•

By mail.    Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•

By telephone.    You may vote by telephone by dialing 1-800-652-8683. Follow the instructions on the enclosed proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, do not return your proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 21, 2013.

•

By Internet.    You may vote online at www.envisionreports.com/kmt. Follow the instructions on the enclosed proxy card. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, do not return your proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 21, 2013.

•

Voting In Person.    If you are a shareowner of record, you may vote your shares in person at the Annual Meeting. However, we encourage you to vote by proxy card, by telephone or on the Internet even if you plan to attend the Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

How do I vote my shares in the 401(k) plan?

You may instruct the plan trustee on how to vote your shares in the 401(k) plan by mail, by telephone or on the Internet as described above, except that, if you vote by mail, the card that you use will be a voting instruction card rather than a proxy card. You will receive the voting instruction card from the plan trustee in the mail.

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy at any time before the meeting by (1) notifying our Secretary in writing or (2) delivering a later-dated proxy card by telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting in person at the Annual Meeting.

How will the named proxies vote my shares?

The shares represented by all properly executed proxies received by the Secretary prior to the Annual Meeting and not revoked will be voted. If you specify a voting choice on the proxy card (or the proxy given by telephone or via the Internet), the shares will be voted in accordance with that choice. If you return your signed proxy card but do not indicate your voting preferences, the Named Proxies (hereinafter defined) will vote on your behalf for the election of the nominees for director listed below, for the ratification of the selection of the independent auditors, for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers, as disclosed in this proxy statement, and for the approval of the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our record of shareowner engagement, will take it into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one proxy card?

It means that you hold shares in more than one account. To ensure that all of your shares are voted, sign and return each card. Alternatively, if you vote by telephone or on the Internet, you will need to vote once for each proxy card and voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Computershare which acts as an independent inspector of election.

What should I do if I want to attend the Annual Meeting?

If you plan to attend the Annual Meeting, you must present valid picture identification, such as a driver’s license or passport. If you hold your shares in a brokerage account, you must also bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted to the Annual Meeting. Please do not bring cameras, recording equipment, electronic devices, large bags, briefcases or packages with you. You will be asked to check in with our security personnel and none of these items will be permitted in the Annual Meeting.

If you have questions about directions, admittance or parking, you may call 724-539-5000.

Can I view the Proxy Statement and 2013 Annual Report electronically?

Yes. Copies of this proxy statement and our 2013 Annual Report to Shareowners (the “2013 Annual Report”) are available free of charge for electronic (online) access and viewing at www.envisionreports.com/KMT.

You may also view the proxy statement and 2013 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under the “SEC Filings” tab.

What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our annual report and proxy statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

What if I want to receive a copy of the annual report and proxy statement?

You may request a proxy statement or annual report via our website, www.kennametal.com, under “About Us,” “Investor Relations.” If you prefer, you may call our Secretary at 724-539-5776 or write to Kennametal Inc., Attention: Secretary, 1600 Technology Way, Latrobe, Pennsylvania 15650:

•	If you participate in householding and wish to receive a separate copy of the 2013 Annual Report and proxy statement, or

•	If you do not participate in householding, but would like a print copy of either the 2013 Annual Report or proxy statement, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request.

How can I contact the Company, the Board of Directors, the Lead Director or any of the Independent Directors?

The address of our principal executive offices is 1600 Technology Way, Latrobe, Pennsylvania 15650.

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Kevin G. Nowe

Vice President, Secretary and General Counsel

1600 Technology Way

Latrobe, Pennsylvania 15650.

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2014 annual meeting?

We expect to hold our 2014 annual meeting in October 2014. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing so that we receive it by May 21, 2014. Proposals should be addressed to our Secretary at Kennametal Inc., 1600 Technology Way, Latrobe, Pennsylvania 15650. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2014 annual meeting must give the Company written notice no earlier than May 1, 2014 and no later than June 30, 2014. That notice must provide certain other information as described in the By-Laws.

Shareowner nominations for directors to be elected at the 2014 annual meeting must be submitted to the Secretary in writing no earlier than May 1, 2014 and no later than June 30, 2014. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and Board Committees” section of this proxy statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to the Secretary at Kennametal Inc., 1600 Technology Way, Latrobe, Pennsylvania 15650.

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow & Co., LLC in connection with the solicitation; we do not expect those fees and expenses to exceed $10,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year. For example, references to “2013,” “fiscal year 2013,” or “Fiscal 2013” mean the fiscal year beginning July 1, 2012 and ending June 30, 2013.

Stock Split.

Where applicable, the figures presented in this proxy statement have been adjusted to reflect the 2-for-1 stock split effected by the Company on December 18, 2007.

ELECTION OF DIRECTORS

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate. Our Board of Directors has nominated three of our current directors, Carlos M. Cardoso, Cindy L. Davis and William J. Harvey, for re-election to serve as directors of the Third Class with a term that will expire in 2016. Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors holds or has held senior executive positions in large, complex organizations and has operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company. Larry D. Yost, a current member of our Board (Third Class), will not stand for re-election at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Nominee for Directors of the Third Class With a Term to Expire in 2016

CARLOS M. CARDOSO Age: 55	Director since 2006

Mr. Cardoso has served as the Chairman of Kennametal since January 2008. He has also been our President and Chief Executive Officer since January 2006. Previously, Mr. Cardoso served as our Executive Vice President and Chief Operating Officer from January 2005 to December 2005; and Vice President and President, Metalworking Solutions and Services Group, from April 2003 to December 2004. Before joining Kennametal, Mr. Cardoso served as President of the Pump Division of Flowserve Corporation (a manufacturer / provider of flow management products and services) from August 2001 to March 2003. Prior to that, he spent six years with Honeywell International, Inc. (a diversified technology and manufacturing company, formerly Allied Signal, Inc.) in a variety of positions of increasing responsibility, culminating with Vice President and General Manager, Engine Systems and Accessories from March 1999 to August 2001. Prior to Honeywell / Allied Signal, Mr. Cardoso was Vice President Manufacturing Operations for Colt’s Manufacturing Company LLC (a maker of firearms) where he served as a key member of the Executive Team. Early in his career he also owned and operated a machine shop. Mr. Cardoso has been named one of America’s “Best Chief Executive Officers” by Institutional Investor Magazine. He is Chairman of the Board of Trustees for the Manufacturers Alliance for Productivity and Innovation (MAPI), and is a member of The Stanley Black & Decker Board of Directors, the Hubbell Incorporated Board of Directors, and the National Association of Manufacturers (NAM) Board of Directors. Mr. Cardoso is also a member of the U.S. Department of Commerce Manufacturing Council, advising the Secretary of Commerce on matters of global competitiveness and government policies and programs important to U.S. manufactures. Additionally, he is the co-chair of the Pennsylvania Governor’s Manufacturing Council, a Team Pennsylvania Foundation-led initiative, helping to identify and prioritize top issues to influence, sustain and advance manufacturing in the Commonwealth of Pennsylvania. Mr. Cardoso holds a bachelor’s degree in business administration from Fairfield University in Fairfield, Connecticut, and a master’s degree in management from the Hartford Graduate Center.

Qualifications: Mr. Cardoso has an extensive global background, having lived and worked on three continents, and a deep understanding of the challenges of managing complex, global organizations. In his capacity as our Chairman, he serves as a critical liaison between the Board and management of the company, and his intimate knowledge of the strategic and growth priorities and day-to-day workings of our businesses provides the Board with valuable perspective and insight.

CINDY L. DAVIS Age: 51	Director since 2012

Ms. Davis serves as the Vice President, Nike, Inc., and President, Nike Golf (a global leading innovator in athletic footwear, apparel, equipment and accessories), a position she has held since 2008. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. Ms. Davis earned an MBA in marketing and finance at the University of Maryland, and a bachelor of arts in economics at Furman University in Greenville, South Carolina.

Qualifications: Ms. Davis’ winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit to our Board of Directors.

WILLIAM J. HARVEY Age: 62	Director since 2011

Mr. Harvey serves as President — DuPont Packaging & Industrial Polymers (a multi-billion dollar global business unit of E.I. DuPont de Nemours & Company), a position he has held since 2009. Mr. Harvey joined DuPont in 1977. After leaving DuPont in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, Mr. Harvey rejoined DuPont in 1996 and was appointed Global Business Director for DuPont Packaging & Industrial Polymers. Since that time Mr. Harvey has held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses - Kevlar and Nomex Fibers, Vice President - DuPont Corporate Operations and Vice President - DuPont Corporate Plans. Mr. Harvey holds a bachelor’s degree in economics from Virginia Commonwealth University and a master’s degree from the University of Virginia Darden Graduate School of Business.

Qualifications: Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board.

Directors of the First Class With a Term to Expire in 2014

PHILIP A. DUR Age: 69	Director since 2006

Mr. Dur is the retired Corporate Vice President and President, Ship Systems Sector of Northrop Grumman Corporation (a global defense company), having served in those positions from October 2001 to December 2005. Prior to that, he was the Vice President of Program Operations at the Electronic Sensors and Systems Sector for Northrop Grumman. Mr. Dur joined Northrop Grumman in 1999 following five years with Tenneco, Inc. (a global manufacturer of products for the automobile industry), where he held a number of strategic and executive positions, with the latest being Vice President, Worldwide Business Development and Strategy. Mr. Dur also had a long and distinguished career in the U.S. Navy, ultimately rising to the rank of Rear Admiral. He is a Director of TechPrecision Corporation (a provider of specialty and large-scale metallic fabrication, machining and assembly). Mr. Dur holds a bachelor’s and master’s degree from the University of Notre Dame and a master’s degree and doctorate from Harvard University.

Qualifications: Mr. Dur brings to our Board extensive executive experience in operations and keen strategic insight into the transportation industry and future business opportunities for our Company. He also brings valuable perspective from his service on the board of Tech Precision Corporation, a public company.

TIMOTHY R. MCLEVISH Age: 58	Director since 2004

Mr. McLevish is Chairman, Project Management Office at Kraft Foods Inc. (a food and beverage company). He served as their Executive Vice President and Chief Financial Officer from October 2007 until May 9, 2012. Before joining Kraft Foods, Mr. McLevish was the Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company Limited (a diversified industrial company) from May 2002 to August 2007. Prior to that, he held a series of finance, administration and leadership roles for Mead Corporation (a forest products company), which he joined in 1987. His final role with Mead was Vice President and Chief Financial Officer, a position he held from December 1999 through March 2002. Mr. McLevish holds a bachelor’s degree in accounting from the University of Minnesota and a master in business administration from Harvard Business School. In addition, he is a certified public accountant.

Qualifications: With his experience as a Chief Financial Officer and as a senior finance leader for multiple public companies that operate in diverse global industries, Mr. McLevish brings deep knowledge of financial reporting, internal controls and procedures and risk management to our Board. His extensive experience in public company finance and knowledge of the financial and capital markets enables him to provide insight and guidance to our Board in these areas. He has been designated by our Board as an “audit committee financial expert” and currently serves as the Chair of our Audit Committee.

STEVEN H. WUNNING Age: 62	Director since 2005

Mr. Wunning has served as the Group President and an Executive Office member of Caterpillar Inc. (a global manufacturer of construction, mining and industrial equipment) since January 2004. He is responsible for the Resource Industries Group, which includes Advanced Components & Systems Division, Diversified Products Division, Global Purchasing Division, Integrated Manufacturing Operations Division, Mining & Quarry (Solutions) Division and Product Development & Global Technology Division. He is also responsible for driving manufacturing excellence through the Caterpillar Production System. Mr. Wunning originally joined Caterpillar in 1973, and has held numerous positions there with increasing responsibility, including Vice President and then President of Cat Logistics, Corporate Vice President of the Logistics & Product Services Division and Corporate Vice President of Cat Logistics. He has a bachelor’s degree from the University of Missouri Rolla — now Missouri University of Science and Technology — and an Executive MBA from the University of Illinois.

Qualifications: Mr. Wunning brings to our Board his extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He has a deep understanding of the challenges of managing a global manufacturing organization and is able to provide valuable insight and perspective with respect to operations, supply chain logistics and customer relations.

Director of the Second Class With a Term to Expire in 2015

RONALD M. DEFEO Age: 61	Director since 2001

Mr. DeFeo serves as the Chairman of the Board and Chief Executive Officer of Terex Corporation (a global manufacturer of machinery and industrial products), positions he has held since March 1998 and March 1995, respectively. From October 1993 through December 2006, Mr. DeFeo was also the President and Chief Operating Officer of Terex. He joined Terex in 1992 as the President of the Heavy Equipment Group and later assumed responsibility for Terex’s former Clark Material Handling Company subsidiary. Before joining Terex, Mr. DeFeo was a Senior Vice President of J.I. Case Company, the former Tenneco farm and construction equipment division and also served as a Managing Director of Case Construction Equipment throughout Europe. While at J.I. Case Company, Mr. DeFeo was also a Vice President of North American Construction Equipment Sales and General Manager of Retail Operations. Mr. DeFeo holds a bachelor’s of arts degree in Economics and Philosophy from Iona College.

Qualifications: Mr. DeFeo has extensive experience in leading and managing manufacturing companies that operate globally, such as ours. As the Chairman and Chief Executive Officer of a U.S.-based, public, industrial company, Mr. DeFeo brings strong leadership skills and deep knowledge of the manufacturing industry to the Board, as well as valuable perspective from serving on the Board of Terex Corporation. Mr. DeFeo currently serves as the Chair of our Nominating/Corporate Governance Committee.

WILLIAM R. NEWLIN Age: 72	Director since 1982

Mr. Newlin has been serving as Lead Director of the Board of Directors since October 2012. Additionally, Mr. Newlin serves as the Chairman of Newlin Investment Company LLC (a private investment firm founded by Mr. Newlin), a position he has held since April 2007. From October 2003 to March 2007, Mr. Newlin served as Executive Vice President and Chief Administrative Officer of Dick’s Sporting Goods, Inc. (a sporting goods retailer). He was Chairman and Chief Executive Officer of Buchanan Ingersoll Professional Corporation (now Buchanan Ingersoll & Rooney PC, a law firm) from September 1980 to October 2003. Mr. Newlin is a Director of Meritor, Inc. and Calgon Carbon Corporation. Mr. Newlin holds a bachelor’s degree from Princeton University and a juris doctorate from the University of Pittsburgh Law School.

Qualifications: Mr. Newlin has significant experience in leading and managing large organizations, including professional service providers and public and private businesses. He brings extensive experience in major corporate transactions to our Board, along with deep executive leadership and entrepreneurial experience, years of experience providing strategic counsel and legal advice to complex organizations like ours and those of our customers, and valuable perspective gained from serving on the boards of other public and private companies. In his capacity as Lead Director of our Board, he serves as the independent liaison between our management, our shareowners and the Board and he works closely with the Chairman on matters affecting the Company, our business, the Board and all of our stakeholders. Mr. Newlin also serves as the Chair of our Compensation Committee.

LAWRENCE W. STRANGHOENER Age: 59	Director since 2003

Mr. Stranghoener serves as the Executive Vice President and Chief Financial Officer of The Mosaic Company (a crop nutrition company), a position that he has held since September 2004. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial for Lutherans (a Fortune 500 financial services company) from 2001 to 2004. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he served in a variety of positions in the U.S. and in Europe, including three years as Chief Financial Officer until Honeywell merged with Allied Signal Inc. (“Allied Signal”) in 1999. Mr. Stranghoener started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the board of directors of Aleris International, where he chairs the audit committee. He holds a bachelor of arts degree from St. Olaf College and a master of business administration degree from Northwestern University.

Qualifications: Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management on these matters. He has been designated by our Board as an “audit committee financial expert” and has served as the Chair of our Audit Committee in the past.

Director Retiring from the Board at the 2013 Annual Meeting

LARRY D. YOST Age: 75	Director since 1987
Mr. Yost served as the Lead Director of the Board of Directors from January 2008 through October 2012. From January 2007 to December 2007, Mr. Yost served as the Chairman of our Board of Directors. Previously, Mr. Yost was the Chairman and Chief Executive Officer of ArvinMeritor, Inc. (a provider of components for vehicles) from August 2000 until his retirement in August 2004. From 1997 until the 2000 merger of Arvin, Inc. and Meritor Automotive, Inc., Mr. Yost was Chairman and Chief Executive Officer of Meritor (a supplier of automotive components and systems). He is a Director of Intermec, Inc. (a global supply chain solutions provider), where he serves as the Chair of the Compensation Committee) and formerly served as a director of Milacron, Inc. (a global supplier of plastics processing technologies and industrial fluids) and Actuant Corporation (a diversified industrial manufacturer of industrial tools and other products). Mr. Yost holds a bachelor’s degree in science from Milwaukee School of Engineering.

Important Information about Proxies and Cumulative Voting

Our Board of Directors selected the persons named on the enclosed proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. The Named Proxies have advised the Board that, unless authority is withheld, they will vote the shares represented by them for the election of the nominees named above. Each of the nominees has indicated his or her willingness to serve as a director. If, at the time of the meeting, any of the nominees is not available to serve as a director (a situation we do not anticipate), the Board may nominate another person in the nominee’s stead. In that unlikely event, the Named Proxies intend to vote the shares represented by them for such other person or persons as may be nominated by the Board.

Kennametal shareowners have cumulative voting rights in the election of directors. When voting for directors, you may multiply the total number of shares that you are entitled to vote by the number of directors to be elected in a class. You may then cast the whole number of votes for one nominee or distribute the votes among the nominees as desired. If you’ve given voting instructions to a proxy, that person will follow your instructions. If you have not otherwise instructed the proxy as to cumulative voting, the proxy will have the discretion to exercise cumulative voting rights. Directors are elected by a plurality of votes cast; this means that the three individuals who receive the largest number of votes cast for a Director of the Third Class will be elected to that class.

ETHICS AND CORPORATE GOVERNANCE

Code of Business Ethics and Conduct

All of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Business Ethics and Conduct (sometimes referred to as the “Code”).

The Code of Business Ethics and Conduct is designed to:

•	proactively promote ethical behavior;

•	protect our valued reputation and the reputations of our directors, officers and employees;

•	assist all employees to act as good corporate citizens around the world; and

•	continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•

by approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics & Compliance.

•

in writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 1600 Technology Way, P.O. Box 231, Latrobe, Pennsylvania 15650-0231 or by email: k-corp.ethics@kennametal.com.

•	by calling the Office of Ethics & Compliance at 724-539-4031.

•	by calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis.

The Code of Business Ethics and Conduct is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Us” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management level.

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page under the “About Us” tab. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that the Board as a whole should encompass a range of talent, skill, diversity and expertise that enable it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees on the basis of a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•

The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•

Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•

The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2014 annual meeting?” under the “General Information” section of this proxy statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

•

In 2013, the Nominating/Corporate Governance Committee did engage the services of a third party search firm (Korn/Ferry International) to assist the committee in the identification and evaluation of potential director candidates.

Board Composition and Independence

•

A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority.

•

Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and also on additional qualifications set forth in the Guidelines regarding:

—	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

—	Indebtedness of the Company to affiliates of the director; and

—	A director’s relationships with charitable organizations.

•

In June and July 2013, our management compiled and summarized our directors’ responses to a questionnaire asking them to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors was presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, all of whom are listed below, has had during the last three years (i) any of the relationships described above or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the

NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2013 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors are independent, and that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered
Cindy L. Davis	Yes	None
Ronald M. DeFeo	Yes	Commercial relationships between Terex Corporation and its subsidiaries and Kennametal Inc. (Kennametal as supplier) — immaterial
Philip A. Dur	Yes	None
William J. Harvey	Yes	Commercial relationships between E.I. DuPont de Nemours & Company and its subsidiaries and Kennametal Inc. (Kennametal as supplier) — immaterial
Timothy R. McLevish	Yes	None
William R. Newlin	Yes	None
Lawrence W. Stranghoener	Yes	None
Steven H. Wunning	Yes	Commercial relationships between Caterpillar Inc. and Kennametal Inc. (Kennametal as supplier) — immaterial
Larry D. Yost	Yes	None

Outside Board Membership

Management directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-management directors must advise the Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

Retirement Age

Unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director may be nominated for re-election or re-appointment to the Board if he or she would be age seventy-three (73) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee and the Lead Director, if one has been designated, for evaluation. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•	Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities.

Board Compensation

•

In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’ economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this proxy statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•

Directors who serve on the Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee do not receive any compensation from us other than director fees (including fees paid for service on Board committees).

•	Directors who are employees (currently only our Chairman, Mr. Cardoso) do not receive additional cash compensation for service as a director.

Board Leadership Structure

Our Board is led by Mr. Cardoso, our Chairman, President and Chief Executive Officer. Mr. Cardoso has served as our President and Chief Executive Officer since January 2006 and as our Chairman since January 2008. Our By-Laws and Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Board Chairman should be held by the same person or by two separate individuals. Each year in October, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy and long-term plans for our Company. The Board also considers the specific circumstances facing the Company and the characteristics and membership of the Board. At this time, the Board has determined that having Mr. Cardoso continue to serve as both the Chief Executive Officer and the Chairman is in the best interest of our shareowners. We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

When the roles of Chairman and Chief Executive Officer are combined in one individual, as they are now, the Board also has the ability to designate a Lead Director to provide additional leadership and guidance to the Board. Mr. Newlin currently serves as our Lead Director, a position he has held since October 2012, when Mr.Yost stepped down from the role. As our Lead Director, Mr. Newlin consults with the Chairman to set agendas and establish Board priorities and procedures. He presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the Chief Executive Officer. Our Guidelines contain a list of the various responsibilities with which Mr. Newlin, as Lead Director, is tasked. In addition to the responsibilities described above, the Lead Director also:

•

Consults with the Compensation Committee in connection with the annual evaluation of the Chief Executive Officer’s performance and, together with the Chair of the Compensation Committee (where a person other than the Lead Director occupies this position) meets with the Chief Executive Officer to discuss that evaluation;

•	Provides feedback to the Chief Executive Officer with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Business Ethics and Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the Chairman in consultation with the Lead Director, Board members and Chief Executive Officer (where a person other than the Chairman occupies this position). Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, taking into account recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The Lead Director presides over these executive sessions.

•	Any interested party that wishes to communicate with the Chairman, Lead Director, non-management directors or independent directors individually or as a group may do so by:

—

sending correspondence directed to our Secretary, Mr. Kevin G. Nowe at the address set forth in the “General Information” section of this proxy statement in the response to the question “How can I contact the Company, the Board of Directors, the Lead Director or any of the Independent Directors?”

—	calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis.

We will forward any communication we receive regarding our Company to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

Assessing the Performance of the Board

The Board’s performance is assessed annually to determine whether the Board and its committees are functioning effectively. The Nominating/Corporate Governance Committee oversees this assessment.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance.

•

Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation Committee must also meet the additional independence (and financial literacy qualifications for Audit Committee members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•

Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•

The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•

The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

—

Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards that may be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

•

The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

—

Management or the affected director or executive officer must bring the matter to the attention of the Chairman, the Lead Director, if any, the Chair of the Nominating/Corporate Governance Committee or the Secretary.

—

The Chairman will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the Chairman is involved in the transaction and a Lead Director has been designated, then the Lead Director shall make the determination. If no Lead Director has been designated, the Chairman shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

—	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

—	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

Formal Evaluation of the Chief Executive Officer

•	The Compensation Committee, together with the Lead Director and the rest of the non-management directors, annually evaluates the overall performance of the Chief Executive Officer.

•

The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management. For additional information about the Compensation Committee’s evaluation of the Chief Executive Officer, as well as how the evaluation relates to compensation decisions, please see the discussion in the “Compensation Discussion and Analysis” section of this proxy statement.

Succession Planning

Each year, the Chief Executive Officer delivers a report on succession planning to the Board, which includes an assessment of senior officers and their potential to succeed the Chief Executive Officer and other senior management positions.

Review of the Guidelines and Code of Business Ethics and Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Business Ethics and Conduct and recommends any changes to the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

BOARD OF DIRECTORS AND BOARD COMMITTEES

Meeting Information

The Board of Directors held five meetings during 2013. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served (during the periods the director served on the committee). We expect our directors to attend our Annual Meeting absent exceptional circumstances. All of the members of the Board of Directors attended the annual meeting in October 2012, except for Mr. Yost whose absence was due to an exceptional circumstance.

The table below shows committee membership and the number of meetings of the full Board and each committee in 2013.

	Board	Audit	Compensation	Nominating/ Corporate Governance
Carlos M. Cardoso	Chair
Cindy L. Davis	Member	Member		Member
Ronald M. DeFeo	Member		Member	Chair
Philip A. Dur	Member		Member	Member
William J. Harvey	Member		Member	Member
Timothy R. McLevish	Member	Chair		Member
William R. Newlin	Member		Chair	Member
Lawrence W. Stranghoener	Member	Member	Member
Steven H. Wunning	Member	Member	Member
Larry D. Yost(1)	Member	Member
No. of Meetings in Fiscal Year 2013	5	8	5	4

(1)	As noted above, Mr. Yost will not stand for re-election at the Annual Meeting.

Board Committees

The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also reports the results of the committee’s self-evaluation to the full Board.

Committee Functions

Audit Committee:    The Audit Committee assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this proxy statement. The Board has determined that all of the members of the Audit Committee are “financially literate,” and that Mr. Stranghoener and Mr. McLevish each qualify as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation Committee:    The Compensation Committee’s functions include: recommending an overall compensation policy to the Board; having direct responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; and administering our equity compensation plans, cash incentive plans and deferred compensation plans. The Compensation Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this proxy statement.

Compensation Committee Interlocks and Insider Participation:    There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this proxy statement.

Nominating/Corporate Governance Committee:    The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•

The shareowner must have given timely written notice in proper form, to the Secretary of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2014 annual meeting?” under the “General Information” section of this proxy statement.

•

The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a proxy statement or other filings.

•

The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•

The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee recommends the overall compensation structure for directors to the Board for full review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee reviews director compensation on a regular basis. Historically, the committee responsible for director compensation matters has undertaken a comprehensive review of our director compensation program no less than once every two years. The Nominating/Corporate Governance Committee has the authority to retain outside advisors in connection with its review and analysis of director compensation matters. The Committee engaged an independent compensation consultant, Pay Governance, in January 2013 to prepare a report on the trends in director compensation to ensure that our program is competitive and appropriate given the Company’s objectives and market practices.

Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. Currently, Mr. Cardoso, who serves as the Chairman of the Board, is the only employee of the Company that serves as a director. The compensation paid to Mr. Cardoso, in his capacity as our President and Chief Executive Officer, is included in the Summary Compensation Table and the related text and compensation tables. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

Cash Compensation for Non-Employee Directors

In 2013, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer
Lead Director	$59,500
All Other Non-Employee Directors	$34,500
Annual Cash Stipend for Committee Chair
Audit Committee	$22,500
Compensation Committee	$18,000
Nominating/Corporate Governance Committee	$16,000
Annual Cash Stipend for Committee Service (other than as Chair)
Audit Committee	$10,000
Compensation Committee	$8,000
Nominating/Corporate Governance Committee	$8,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Units or Deferred Stock Credits	$40,000

Stock Options	One-time grant of 14,000 shares upon election to Board of Directors; annual grant of 7,000 shares thereafter.

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings.

Deferred Fee Plan

We have a Deferred Fee Plan for outside directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and committee member all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive or (ii) to have stock credits (representing an equivalent amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation being deferred pursuant to the election and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change-in-control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a so-called “Rabbi Trust”) established by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

Matching Gifts Program

Directors are eligible to participate in our Matching Gifts Program, which is also generally available to all U.S. employees. Under the program, the Kennametal Foundation will match gifts to qualified institutions on a dollar-for-dollar basis up to $5,000 per calendar year.

2013 Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2013.

2013 Non-Employee Director Compensation(1)

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total
Cindy L. Davis	30,620	—	194,517	28	225,165
Ronald M. DeFeo	58,500	40,032	94,634	186	193,352
Philip A. Dur	50,500	40,032	94,634	360	185,526
William J. Harvey	50,500	40,032	94,634	3,186	188,352
Timothy R. McLevish	65,031	40,032	94,634	123	199,820
William R. Newlin	77,769	40,032	94,634	582	213,017
Lawrence W. Stranghoener	52,500	40,032	94,634	5,123	192,289
Steven H. Wunning	52,599	40,032	94,634	2,249	189,514
Larry D. Yost	52,312	40,032	94,634	10,582	197,560

(1)

Mr. Cardoso, our President and Chief Executive Officer, is also the Chairman of our Board. Mr. Cardoso’s compensation for serving as our President and Chief Executive Officer is reported in the Summary Compensation Table and other compensation tables set forth herein. Mr. Cardoso does not receive any additional compensation for his service on our Board.

(2)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.
(3)

On August 1, 2012, each non-employee director received a grant of restricted units with a grant date fair value of $40,032 (rounded to the nearest whole share) or deferred stock credits amounting to $40,032 (for those who elected to defer their restricted unit awards into deferred stock credits). Restricted unit awards vest 33% per year over a three year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of stock awards held by each director as of June 30, 2013 is set forth below in the Supplemental Table to 2013 Non-Employee Director Compensation Table.

The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 15 to the financial statements included in Kennametal’s 2013 Annual Report for a discussion of additional assumptions used in calculating grant date fair value.

(4)

We pay dividend equivalents on unvested restricted units during the restriction period, but the dividends are not preferential. For those directors who elected to defer their restricted unit awards into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(5)

On August 1, 2012, each non-employee director (other than Ms. Davis) received a grant of 7,000 stock options with a grant date fair value of $94,634. These stock option awards vest 33% per year over a three year period beginning on the first anniversary of the grant date. The exercise price for each award is determined by taking the closing price on the grant date as quoted on the New York Stock Exchange — Composite Transactions reporting. Ms. Davis received an initial grant of 14,000 stock options on December 1, 2012. This award vests 33% per year over a three year period beginning on the first anniversary of the grant date. The exercise price for this award is determined by taking the closing price on the grant date as quoted on the New York Stock Exchange — Composite Transactions reporting. The aggregate number of option awards held by each director as of June 30, 2013 is set forth below in the Supplemental Table to 2013 Non-Employee Director Compensation Table.

The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 15 to the financial statements included in Kennametal’s 2013 Annual Report for a discussion of additional assumptions used in calculating grant date fair value.
(6)

These amounts consist of premiums paid by the Company for life insurance. For Messrs. Harvey, Stranghoener, Wunning and Yost, the amounts also include donations made by us on behalf of the directors to charitable organizations under the Matching Gifts Program described above.

Supplemental Table to 2013 Non-Employee Director Compensation Table

Name	Aggregate Options Outstanding at Fiscal Year End	Aggregate Unvested Stock Awards Outstanding at Fiscal Year End	Aggregate Deferred Unvested Stock Awards Outstanding at Fiscal Year End(a)
Cindy L. Davis	14,000	—	—
Ronald M. DeFeo	58,000	2,270	—
Philip A. Dur	46,260	2,270	—
William J. Harvey	28,000	—	2,166
Timothy R. McLevish	76,000	496	2,166
William R. Newlin	67,000	2,270	—
Lawrence W. Stranghoener	67,000	—	3,722
Steven H. Wunning	67,000	2,270	—
Larry D. Yost	73,000	—	3,722

(a)	Represents restricted stock units that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

AUDIT COMMITTEE REPORT

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	in writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 1600 Technology Way, P.O. Box 231, Latrobe, Pennsylvania 15650-0231

•	by calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis.

Monitoring Activities in 2013

We held eight (8) meetings in 2013. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2013 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2013 prior to release.

The discussions with PwC included the matters required by GAAP, including those described in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T, related to communication with audit committees. We received from PwC written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews and these meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2014, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

Audit Committee

Timothy R. McLevish, Chair

Cindy L. Davis

Lawrence W. Stranghoener

Steven H. Wunning

Larry D. Yost

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal II. Ratification of the Selection of the Independent Registered Public Accounting Firm

The Audit Committee has retained PwC as the Company’s independent auditors for the fiscal year ending June 30, 2014. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent auditors for the fiscal year ending June 30, 2014. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during 2013. The Audit Committee reviewed the non-audit services provided by PwC in 2013 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2012 and 2013 were as follows (in millions):

	2012	2013
Audit Fees(1)	$4.7	$4.5
Audit-Related Fees	—	—
Tax Fees(2)	0.8	0.5
All Other Fees	—	—
TOTAL	$5.5	$5.0

(1)

These fees relate to services provided for the audit of the consolidated financial statements, subsidiary and statutory audits, the issuance of consents and assistance with the review of documents filed with the SEC. Also included are fees for services related to the audit of the Company’s internal control over financial reporting.

(2)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PwC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2014.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The following is a discussion and analysis of our compensation programs as they apply to our Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers in Fiscal 2013, all of whom were serving as executive officers of the Company as of the end of Fiscal 2013 (our “NEOs”).

Our NEOs for Fiscal 2013 were as follows:

—	Carlos M. Cardoso: Chairman, President & Chief Executive Officer (“CEO”)

—	Frank P. Simpkins: Vice President & Chief Financial Officer (“CFO”)

—	John R. Tucker: Vice President & President, Business Groups

—	John H. Jacko, Jr.: Vice President & Chief Marketing Officer

—	Steven R. Hanna: Vice President & Chief Information Officer

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2013 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2013 and its effect on compensation paid to our NEOs in that year and recent changes we have made to our executive compensation program.

Executive Summary

The following is an overview of our executive compensation philosophy and programs as detailed further in this CD&A:

•

The objectives of our executive compensation program are to: attract and retain exceptional talent; recognize individual contributions to the Company; focus our executives’ attention on the attainment of significant business objectives; create long-term shareowner value; ensure alignment between management’s interests and the interests of our shareowners; share the financial benefits of strong Company performance; and maintain executive compensation at a competitive level.

•

Our Compensation Committee has engaged an independent compensation consultant, Pay Governance, to assist with the ongoing review of our executive compensation program to ensure that our program is competitive and appropriate given the Company’s objectives and market practices.

•

The compensation program for our executive officers consists of the following three primary components: base salary; an annual cash-based incentive program; and equity-based long-term incentive awards consisting of stock options, restricted units and performance units.

•

We generally target total compensation for each of our executives at the median level for executives in similar positions within our industry and peer group. We may deviate from the median if, in the judgment of the Compensation Committee, the value of an executive’s experience, performance and specific skill set warrants.

•

The Compensation Committee believes that executive compensation should be tied both to individual performance and Company performance, which is why a substantial portion of the compensation provided to our executive officers is at risk.

•	Our annual cash-based incentives are aligned directly with critical measures of Company performance, consistent with our pay-for-performance philosophy.

•

Our long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. For Fiscal 2013, 50% of the target value of each executive’s long-term incentive opportunity was granted in the form of performance units, 30% was granted in the form of stock options and 20% was granted in the form of restricted units.

•

Vesting of our long-term incentive performance units is based on the attainment of two pre-established financial performance goals (earnings per share and return on invested capital). The performance unit awards are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. Restricted units and stock options time vest based on continuous service with the Company. All equity awards are stock-settled and, as a result, link our executives’ compensation to future stock price performance and, if earned, will increase our executives’ stock ownership levels.

•

In lieu of providing individual perquisites, executives receive a $20,000 annual perquisite allowance to be used in their discretion, an amount which the Company believes is reasonable based on competitive market practices.

Highlights of Kennametal’s Fiscal 2013 Financial Performance and Links to our Performance-Based Awards

The Company achieved annual performance in sales, profitability and returns for Fiscal 2013 as described below:

•	Sales of $2.6 billion for Fiscal 2013, compared with $2.7 billion in Fiscal 2012.

•	Reported earnings per share (“EPS”) of $2.52 compared with reported EPS of $3.77 in Fiscal 2012.

•	Adjusted return on invested capital (“ROIC”) for Fiscal 2013 was 9.5% down from 16.3% in Fiscal 2012.

•	Earnings Before Interest and Tax (“EBIT”) margin performance results for Fiscal 2013 was 11.3% compared to 15.9% for Fiscal 2012.

•	Free Operating Cash Flow (“FOCF”) at a record high for the company at $204 million, 99% of net income.

Please see Appendix B to this proxy statement for a reconciliation of our adjusted ROIC, EBIT and FOCF results to our results reported in accordance with GAAP.

The Company’s Fiscal 2013 financial performance had the following effects on the outstanding performance-based awards held by our NEOs:

•

For those executives whose 2013 Prime Bonus Plan awards were based 100% on Kennametal sales growth, EPS, FOCF, and On-Time Performance (Messrs. Simpkins, Tucker, Jacko, Hanna and Mr. Cardoso with respect to Component (1) of his 2013 Prime Bonus Plan award), the 2013 annual incentive awards were earned with payouts at 7.83% of target, due to the fact that actual performance for Fiscal 2013 was below the target level for many of the underlying performance goals for the period (as hereinafter described).

•	The first tranche (1/3) of the 2013 long-term performance units were forfeited due to the Company not having achieved the threshold EPS and ROIC performance goals set for Fiscal 2013.

•

The second tranche (1/3) of the 2012 long-term performance units and the third tranche (1/3) of the 2011 long-term incentive performance units were both forfeited due to the Company not having achieved the threshold EBIT margin performance goals set for Fiscal 2013.

Results of 2012 Shareowner Vote on NEO Compensation

At our October 2012 annual meeting of shareowners, we held our annual advisory vote to approve the compensation paid to our NEOs, commonly referred to as the “Say-on-Pay” vote, as required by Section 14A of the Exchange Act. At the meeting, our shareowners overwhelmingly approved the compensation paid to our NEOs as described in last year’s proxy statement, with over 98% of votes cast in favor of approving the compensation paid to our NEOs in Fiscal 2012. As we evaluated our compensation policies and practices throughout the remainder of Fiscal 2013 and the early part of Fiscal 2014, in connection with the Compensation Committee’s determination of Fiscal 2014 executive compensation, we were mindful of the strong support our shareowners expressed for our pay-for-performance philosophy, which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, the Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

Summary of Compensation Actions for Fiscal 2013

The following information highlights the Compensation Committee’s key incentive program design decisions for Fiscal 2013, which were made in July 2012. These decisions, made with the advice of the Compensation Committee’s independent consultant, Pay Governance, are discussed in greater detail throughout the CD&A. The key compensation decisions were as follows:

•

Replaced Return on Investment Capital (ROIC) with Free Operating Cash Flow (FOCF) in the Prime Bonus design to support necessary focus on primary working capital and inventory management, in addition to the continued use of annual EPS and sales growth goals.

•

Maintained a safety modifier (providing for upward or downward adjustment of +/- 10%) in our Prime Bonus design based on the Company’s performance against a recordable incident rate reduction plan, which the Compensation Committee considers to be a key measure of employee safety.

•	Maintained the general design of our long-term incentive (“LTI”) program to provide for the granting of performance unit awards, which are stock-settled.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is premised on the following basic principles, which we believe form the foundation of an effective and responsible compensation program:

•	Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual and long-term).

•

Link the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability.    As our executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be linked directly to Company performance and shareowner returns.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•

Offer Competitive Compensation.    We believe that highly-qualified and skilled executives can differentiate us and provide a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that compete with us for talent.

The Compensation Committee has responsibility for the oversight and administration of our executive compensation program. The Compensation Committee works with its independent compensation consultant and members of our management to collect and analyze relevant data during the compensation decision-making process, but it is the Compensation Committee that ultimately oversees and approves all compensation matters regarding our executives, including our NEOs.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Attract and retain exceptional talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners;

•	Share the financial benefits of strong Company performance; and

•	Maintain executive compensation at a competitive level.

Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of the five basic components described in the table below which also provides an explanation of why we provide the particular compensation component, how we determine the amount and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount	What it is Intended to Reward
Base Salary	• Consistent with competitive practice	• Approximately the median of similarly-sized manufacturing companies	• Individual performance and level of experience, expertise and responsibility within the Company
Annual Incentive Prime Bonus	• To link pay and performance • To drive the achievement of annual business objectives • Consistent with competitive practice

• Awards are performance-based and calculated as a percentage of base salary:

—    Target based on median of market practice for executive’s position; and

—    Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

• Annual Company performance and individual performance
Long-term Incentives (including stock options, restricted units and performance units)

• To link pay and performance

• To drive the achievement of critical long-term business objectives

• To align management’s interests with those of our shareowners

• Foster the long-term retention of key executives

• Consistent with competitive practice

• Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid by our competitors for similar positions

• For Fiscal 2013, the total long-term incentive opportunity was allocated between performance units (50%), stock options (30%) and restricted units (20%)

• Performance unit awards are performance based:

—    Target based on median of market practice for executive’s position; and

—    Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

• Long-term Company performance and individual performance

• Performance Units - increased shareowner value and overall Company performance over the long-term

• Stock Options - increased shareowner value over the long-term (10 years)

• Restricted Units - long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Competitive market practices and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company
Executive Benefits and Perquisite Allowance	• Consistent with competitive practice • Provides a level of protection against the financial catastrophes that can result from illness, disability or death	• Approximately the median of peer group of companies	• Executive contributions to our Company’s short-term and long-term success.

We have designed our executive compensation program to target total compensation for each of our executives at the median level for executives in similar positions within our industry and peer group. Actual compensation paid to any particular executive may be above or below median compensation depending on Company and individual performance. We believe that target compensation under our incentive plans should allow for above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from the median if, in the judgment of management and/or the Compensation Committee, the value of an executive’s experience, performance and specific skill set warrants. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of market pricing. Each executive’s compensation is benchmarked against those of executives in comparable positions in the competitive market and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the particular position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Compensation Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Compensation Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures (i.e., Company or business unit performance), and external or market factors (i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•

Individual Performance.    All of our executives are evaluated against an annual, individual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company as a whole. These objectives are reviewed and assessed every quarter by the executive and his or her manager. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Compensation Committee for review.

•

Company Performance.    One of the main objectives of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Compensation Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as our market valuation and growth in our stock price).

•

Market Intelligence.    Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Compensation Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

Relationship Between Pay and Performance

In January 2013, our Compensation Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2010 through Fiscal 2012 (the “Reviewed Period”) which was the period that both compensation and performance data was readily available for our peers. The analysis, which was prepared by the Compensation Committee’s consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance, relative to our peer group, in order to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned. The peer group utilized for this analysis is the same peer group utilized for the Fiscal 2013 compensation decisions made by the Compensation Committee at its July 2012 meeting.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period, (ii) actual bonus earned and paid during the Reviewed Period, (iii) the aggregate current value of restricted stock/restricted unit grants made during the Reviewed Period, (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period, and (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period, and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation was calculated in the same manner for our CEO and the CEOs of our peer group companies. The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 30, 2012. The Company believes that realizable compensation is a more relevant measure for analyzing the pay-for-performance alignment than grant date or target compensation. Realizable pay focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short- and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period.

The financial performance of the Company and the peer companies were evaluated over the same three-year period as realizable compensation using the following four (4) performance measures: (i) ROIC; (ii) sales growth; (iii) EBIT growth; and (iv) total shareholder return (“TSR”). Three of these measures (ROIC, sales growth and EBIT growth) were selected because they are used in the Company’s short-term and/or long-term incentive plans and were considered by Pay Governance to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked modestly below the median (38th percentile) of the peer group while our composite performance (average ranking of all four performance metrics) ranked modestly above the median (51st percentile) of the peer group. The Compensation Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant value comparisons, in order to observe such things as:

•	The appropriateness of targeted pay levels relative to peers

•	Whether the mix of fixed versus variable compensation is appropriate

•	Whether performance goals have been set at an appropriately challenging level over the three-year period analyzed

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage

Based on this analysis, the Compensation Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period.

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We think this is appropriate because the executives are best positioned to be able to affect the Company’s performance, and therefore they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. Generally speaking, the higher an executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as an executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionally and long-term compensation begins to represent a greater proportion of the executive’s total compensation.

The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation paid to our NEOs in Fiscal 2013.

	Fixed vs. Variable Breakout		Short-Term vs. Long-Term Breakout
Title	% of Annual Compensation Fixed	% of Annual Compensation Variable	% of Short-Term Compensation	% of Long-Term Compensation
Chairman, President and CEO	16	84	36	64
Vice President and CFO	28	72	50	50
Vice President and President, Business Groups	35	65	61	39
Vice President and Chief Marketing Officer	37	63	57	43
Vice President and Chief Information Officer	41	59	62	38

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking.

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, annual incentives (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry. Benchmark data is part of the external information we consider when designing and executing our compensation programs.

Pay Governance, the Compensation Committee’s compensation consultant, assists the Compensation Committee in its benchmarking efforts. Pay Governance collects compensation data for our peer group companies from available sources, including, in most cases, the executive compensation data included in the most recently available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industry companies included in the Towers Watson executive compensation databases. Pay Governance, in consultation with management, provides the Compensation Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year, we evaluate the total cash compensation and total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. We analyze both target compensation opportunities as well as the actual compensation paid to our executives. The Compensation Committee considers this information, along with data provided by Pay Governance and Company and individual performance factors when it sets compensation levels.

We use the same peer group for compensation purposes as we do for comparing our financial performance. We periodically review our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. Many of the companies in our current peer group are included because they are similar to Kennametal in terms of revenue, market capitalization, operational scope, or organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect size and complexity has on compensation levels and designs.

The following companies comprised our peer group for both performance and compensation purposes for Fiscal 2013:

• Allegheny Technologies Incorporated	• Harsco Corporation

• Ametek Inc.	• Joy Global Inc.

• Barnes Group Inc.	• Lincoln Electric Holdings, Inc.

• Carpenter Technology Corporation	• Pall Corporation

• Crane Co.	• Parker-Hannifin Corporation

• Donaldson Company, Inc.	• Pentair, Inc.

• Dresser-Rand Group Inc.	• Sauer-Danfoss, Inc.

• Flowserve Corp.	• Teleflex Incorporated

• Greif Inc.	• The Timken Co.

For Fiscal 2014, the Compensation Committee approved the same peer companies listed above, however, decided to eliminate the largest and the smallest companies, in terms of revenues, in the group when using the peer group to determine market compensation levels. For Fiscal 2014, the Compensation Committee also approved the removal of Pentair, Inc. (due to their merger with Tyco International Flow Control) and added IDEX Corporation.

How Compensation Decisions Are Made

Role of the Compensation Committee and CEO in Determining Executive Compensation.

The Compensation Committee is responsible for designing and implementing our executive compensation program, evaluating executive performance, including that of the Chairman, President and CEO, and overseeing the development of executive succession plans. All of the members of our Compensation Committee have been deemed by our Board to be independent. The Compensation Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Compensation Committee that ultimately sets and approves compensation for our CEO and all other executives.

The Compensation Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Compensation Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from April to July. Final compensation decisions are made in July for the current fiscal year. The Compensation Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Compensation Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Compensation Committee evaluates each executive’s current compensation and solicits input from management on the executive’s future potential, performance for the year, leadership skills, and contribution to the Company’s performance. The Compensation Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the Compensation Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation. The Compensation Committee meets with the CEO each year in July (the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan for the year. The CEO periodically reports on his progress with respect to his performance goals at Compensation Committee meetings throughout the year. At the end of the year, the Compensation Committee evaluates, in consultation with the Lead Director and the rest of the non-management directors and the Board generally, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year and determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking in to account the overall objectives of our compensation program. The Compensation Committee also considers the compensation being paid to other chief executive officers at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation.    Each year in August, each of our other non-CEO executives must also develop an individual performance plan for the fiscal year (with goals that align with the CEO’s objectives, and include individual and Company objectives). These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals set forth in their plans periodically throughout the year. At the end of the year, the CEO and the Compensation Committee together assess the performance of our other executives. Based upon these evaluations and recommendations from the CEO, the Compensation Committee determines the other executives’ compensation. The other executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

Role of the Compensation Consultant

At its July 2010 meeting, the Compensation Committee approved the retention of Pay Governance to provide compensation consulting services to the committee. Pay Governance has been providing such services since September 2010 and provides no other services to the Company. The Compensation Committee annually reviews the retention of Pay Governance.

The role of the compensation consultant is to make sure the Compensation Committee has the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners. The compensation consultant also keeps the Compensation Committee informed as to compensation trends and developments affecting public companies in general and the manufacturing industry in particular. The Compensation Committee solicits advice and counsel from Pay Governance on all matters related to executive compensation design and delivery. Specifically, Pay Governance provides the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO)

•	Equity dilution, value sharing, and performance assessment analyses relative to peers

•	Compensation program analysis, redesign considerations, and recommendations

•	Tax, accounting, regulatory, and other compensation-related education

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires

•	Review of compensation plan payouts for the CEO and executive officers

•	Assessment of risk regarding compensation policies and practices

•	Assessment of pay-for-performance alignment

•	CD&A review and recommendations

A Pay Governance consultant attends most Compensation Committee meetings and may attend executive sessions at the request of the Committee. Consultants from Pay Governance also collaborate with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by Pay Governance are ultimately at the direction of the Compensation Committee.

The Compensation Committee reviews the fees and performance of its consultant each year and provides feedback to the Board as necessary. The Compensation Committee has the authority to terminate the relationship with its consultant at any point in time.

Components of our Executive Compensation Program

The following discussion is intended to provide a general overview of the compensation setting process, which is a very disciplined process that is applied consistently for our CEO and all other executives, and the various factors that the Compensation Committee considers when it engages in this process.

Base Salary

Base salary is the fixed element of our executives’ annual compensation. We pay it to provide a competitive level of fixed income for our executives. We target base salary levels for each executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills and training, accomplishment of the goals set forth in such person’s annual individual performance plan, and, for newer executives, prior experience. Subjective factors include the Compensation Committee’s assessment of the executive’s future potential and individual contributions. The Compensation Committee evaluates the CEO with input from the Lead Director and the other non-management Board members as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Compensation Committee for changes to base salary (other than his own) during the annual compensation setting process. The Compensation Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2013, the Compensation Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

Base Salary Decisions for Fiscal 2013

In July 2012, the Compensation Committee approved merit increases for Fiscal 2013 for the following NEOs: Mr. Cardoso: 4.0%; Mr. Simpkins: 4.3%; Mr. Tucker: 3.1%; and Mr. Jacko: 2.9%. Mr. Hanna did not receive a merit increase for Fiscal 2013.

Base Salary Decisions for Fiscal 2014

In July 2013, the Compensation Committee reviewed base salary levels, the applicable market data and the individual factors noted above and approved merit increases for Fiscal 2014 for each of our NEOs as follows: Mr. Cardoso: 2.6%; Mr. Simpkins: 2.2%; Mr. Tucker: 1.3%; Mr. Jacko 2.8%; and Mr. Hanna: 2.0%.

Annual Incentives

Overview of Management Performance Bonus Plan (Prime Bonus Plan).    The Management Performance Bonus Plan, which we refer to as the “Prime Bonus Plan,” is a shareowner-approved, formula-based, pay-for-performance annual cash incentive plan. The Prime Bonus Plan is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the Prime Bonus Plan is to motivate participants to help the Company to achieve shorter-term financial and strategic goals, which are designed to create sustainable shareowner value, and to reward them to the extent we achieve those goals. All of our executives, our senior management team members, and certain of our key employees participate in the Prime Bonus Plan.

Prime Bonus Target Amounts.    Individual Prime Bonus target amounts are established for each participant based on a combination of individual factors and market-competitive data and are established as a percentage of such participant’s base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the Prime Bonus Plan. Each year, the Compensation Committee sets Prime Bonus target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target bonus) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

Prime Bonus Performance Goals.    We link Prime Bonus opportunities directly with Company performance, and in some cases business unit performance, in an attempt to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company, which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the goals for overall Company performance based upon management’s financial and strategic plans.

Once the Board has approved the overall performance goals for the Company, the Compensation Committee reviews and approves the Prime Bonus Plan structure and individual performance goals for the CEO and all other executive officers, which may be based on one or more of the Company’s overall corporate performance goals, business unit goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Compensation Committee assigns the CEO both quantitative and qualitative performance goals that are aggressive and designed to stretch performance and significantly impact the growth or improvement of the Company or a particular business unit. For each of the other executives, the Compensation Committee, with the input of the CEO, sets individual performance goals which it considers achievable, but which require personal performance and stewardship above the plan levels for the coming year. These individual goals are weighted and may vary by executive.

Modifier.    At the outset of each fiscal year, the Compensation Committee may or may not select a key initiative to use as a modifier in the calculation of Prime Bonus amounts earned for that year. The calculated Prime Bonus amounts are then adjusted (upward or downward by +/-10%) based upon the level of performance with respect to that key initiative. For the Fiscal 2013 Prime Bonus Plan awards, the Compensation Committee selected a modifier based on the Company’s safety performance against a recordable incident rate reduction plan, which it considers to be a key measure of employee safety.

Individual Performance.    At its July meeting each year, the Compensation Committee reviews each executive officer’s achievement of his/her performance goals for the previous year and approves any corresponding amounts to be paid under the Prime Bonus Plan. In connection with Prime Bonus determinations, the Compensation Committee considers the individual performance of the executive and the recommendations of the CEO (for all other executives). The Compensation Committee has the discretion to adjust an executive’s calculated Prime Bonus award downward based on its assessment of the individual’s performance.

Fiscal 2013 Prime Bonuses

Changes to 2013 Prime Bonus Plan.

The general design of the Prime Bonus Plan for Fiscal 2013 remained unchanged from Fiscal 2012. The 2013 Prime Bonus Plan funded at target with the accrual being adjusted accordingly throughout the year. The payout curve remained the same for participants in Fiscal 2013 as it did in Fiscal 2012. The corporate performance goals adopted for the 2013 Prime Bonus Plan were based on four measures, which the Compensation Committee believed would appropriately focus participants on key areas of strategic corporate objectives: (i) Sales Growth (30% weight), (ii) EPS (40% weight), (iii) Free Operating Cash Flow (20% weight) (metric replaced Return on Invested Capital), and (iv) On Time Performance (“OTP”) (5% weight for Made To Stock products and 5% weight for Made To Order products).

2013 Target Bonus Amounts.    For 2013, the Compensation Committee approved target bonus amounts for our NEOs at the same levels as those established for 2012 as follows:

Name	Target Bonus Amount as a Percentage of Base Salary
Carlos M. Cardoso	120%; (100% based upon the Company’s Corporate Performance goals, and 20% based upon Mr. Cardoso’s achievement of specified individual strategic performance goals)
Frank P. Simpkins	75%
John R. Tucker	75%
John H. Jacko, Jr.	55%
Steven R. Hanna.	50%

The following tables present the possible payouts under the Prime Bonus Plan at different levels of performance relative to the target performance goals established for the year (subject to further adjustment by the modifier (described below)):

Corporate Performance Goals

Financial Metrics (Sales Growth, EPS and FOCF)

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Performance Goal)	Less than 80%	80%	100%	120% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

OTP (Made to Order products) Metric

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Performance Goal)	Less than 89%	89%	100%	106% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

OTP (Made to Stock products) Metric

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Performance Goal)	Less than 89%	89%	100%	101.6% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

With respect to each financial performance goal, no Prime Bonus is awarded if actual performance is less than the threshold for the performance goal and no payout is made in excess of 200% of the Prime Bonus target amount, regardless of the performance achieved. Under the terms of the Prime Bonus Plan, the Compensation Committee makes the same adjustments for non-recurring or unusual items in determining whether performance goals have been met as we make to our financial results as reported to our shareowners.

2013 Corporate Performance Goals.    At its July 2012 meeting, the Board established corporate performance goals for the Company consisting of: Sales Growth ($372.1 million), EPS ($4.25), FOCF ($350.2M), OTP (Made To Stock products) (97%), and OTP (Made To Order products) (90%). At the time it set these goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. The Compensation Committee’s independent consultant then tested the appropriateness of these goals by considering the general economic environment for the upcoming year, reviewing growth in the goals over the previous year and conducting probability analyses based on historical results. The consultant found the goals to be challenging. These corporate performance goals were then adopted by the Compensation Committee as the target corporate performance goals under the 2013 Prime Bonus Plan.

2013 Performance Goals for the NEOs

Carlos M. Cardoso — Chairman of the Board, President and CEO

Performance goals for Mr. Cardoso were based on the overall financial and strategic goals adopted for the Company. Mr. Cardoso’s 2013 Prime Bonus opportunity was composed of two components:

•	Component (1) related to the Company’s performance and was based solely upon the achievement of the Corporate Performance goals (bonus opportunity of 100% of base salary) described above; and

•

Component (2) related to Mr. Cardoso’s individual strategic performance and was based upon his achievement of certain strategic and operational goals and initiatives set by the Compensation Committee in July 2012 (bonus opportunity of 20% base salary), including the successful integration of the Company’s most recent acquisition (15% weight), technology development and positioning (20% weight), global expansion and growth in emerging markets (15% weight), global talent development and succession planning for critical positions (20% weight), Environmental, Health and Safety (“EHS”) initiatives (15% weight) and stewardship of certain employee initiatives (15% weight).

The achievement of certain of Mr. Cardoso’s individual performance goals were to be rewarded proportionally for performance between 80% and 100% of the target goals while certain other performance goals are rewarded only if target is achieved. At the time they were put in place, the Compensation Committee considered these performance objectives strategically important and aggressive, but achievable with concentrated effort and focus by Mr. Cardoso.

Frank P. Simpkins — Vice President and CFO;

John R. Tucker — Vice President & President, Business Groups;

John H. Jacko, Jr. — Vice President & Chief Marketing Officer; and

Steven R. Hanna — Vice President & Chief Information Officer

The 2013 Prime Bonus opportunities established for Messrs. Simpkins, Tucker, Jacko and Hanna were based entirely on the corporate performance goals described above.

2013 Performance

As calculated to include the safety modifier, which resulted in a negative 3.5% adjustment to the Prime Bonus award payout, based upon the Company achieving less than the recordable incident rate target, the Prime Bonus award paid out at 7.83% of target for 2013 for Component (1) of Mr. Cardoso’s Prime Bonus opportunity. The Prime Bonus award paid out at 37.5% of target for Component (2) of Mr. Cardoso’s Prime Bonus opportunity. The Prime Bonus award paid out at 7.83% for Messrs. Simpkins, Tucker, Jacko and Hanna. These levels of payouts were earned because actual performance for 2013 with respect to each of the performance measures (except for On-Time Performance) did not exceed performance threshold goals set for the period. The Company exceeded performance thresholds, but was below target performance goals for On-Time Performance (see “Highlights of Kennametal’s Fiscal 2013 Performance and Links to our Performance-Based Awards” section of this CD&A for a discussion of the Company’s actual performance with respect to these performance goals).

The following tables show the performance achieved (as a percentage of target) and the amount of 2013 Prime Bonus awards paid to each of our NEOs.

Carlos M. Cardoso

Component 1:

	Corporate Performance Goals % Achieved
Sales Growth	EPS	FOCF	OTP (Made To Order products)	OTP (Made To Stock products)	2013 Prime Bonus Earned ($)
-22.4	59.3	58.3	94.4	97.1	76,343

Component 2:

	Individual Strategic Performance Goals % Achieved
Acquisition Integration	Technology	Global Expansion	Talent Development	EH&S	Employee Initiatives	2013 Prime Bonus Earned ($)
0	109.5	0	245	0	96.9	73,125

Named Executives other than Carlos M. Cardoso

	Sales Growth			OTP (Made To Order products)	OTP (Made To Stock products)	Prime Bonus Earned ($)
Named Executive Officer		EPS	FOCF
Frank P. Simpkins	-24.4	59.3	58.3	94.4	97.1	28,775
John R. Tucker	-24.4	59.3	58.3	94.4	97.1	25,780
John H. Jacko, Jr.	-24.4	59.3	58.3	94.4	97.1	16,623
Steven R. Hanna	-24.4	59.3	58.3	94.4	97.1	13,781

Changes for 2014 Prime Bonus Program.    The Compensation Committee determined that the payout curve and target opportunities will remain the same for participants in the Prime Bonus Plan for 2014. Corporate performance goals will continue to include Sales Growth (35% weight), EPS (40% weight), and FOCF (25% weight). The OTP metric has been removed. Additionally, the Company’s safety performance against a recordable incident rate reduction plan will continue to serve as a modifier capable of influencing the final award size by +/- 10% for 2014.

Long-Term Incentives

Overview of Long-Term Incentive Programs.    Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes stock options, restricted unit awards and performance unit awards. We provide more information about each of these components below.

The Compensation Committee approves all equity and other long-term incentive awards for our executives. All of our NEOs’ outstanding long-term incentive awards, including those under the LTI have been granted under either the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”) or the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”). We have not granted any awards under the 2002 Plan since our 2010 annual meeting, when shareowners approved the 2010 Plan, and will not grant any future awards under this plan. The 2002 Plan provided and the 2010 Plan provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts.    Each year the Compensation Committee establishes target LTI opportunities for each of our executives based on the executive’s performance and career potential (individual factors). The Compensation Committee also takes into account the long-term compensation paid to our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). LTI opportunities are determined on an individual basis. The Compensation Committee also takes into account what our peers are providing in terms of long-term compensation for similarly-situated executives (external factors). The Compensation Committee sets target LTI opportunities for our executives for the relevant 3-year cycle at its meeting in July of each year.

Fiscal 2013 LTI Decisions

The following table shows the target level LTI opportunities set for each of our NEOs under our LTI program for Fiscal 2013:

Name	Long-Term Incentive Opportunity
Carlos M. Cardoso	$3,850,000
Frank P. Simpkins	$800,000
John R. Tucker.	$500,000
John H. Jacko, Jr.	$425,000
Steven R. Hanna.	$325,000

LTI opportunities remained unchanged from Fiscal 2012 to Fiscal 2013 based on market conditions, business conditions, and individual performance at the time the decision was made for Messrs. Cardoso, Simpkins, Tucker, Jacko and Hanna.

Timing of Equity Grants.    The Compensation Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•

Annual Grants.    We generally make LTI grants to our NEOs and other senior management on a once-a-year basis. As part of its standing agenda, the Compensation Committee makes annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The dates for these meetings are typically scheduled two years in advance. Since 2007, the grant date for annual awards has been August 1 of each year.

•

Special or One-Time Grants.    The Compensation Committee retains the discretion to make additional awards to executives at other times in connection with the initial hiring of a new officer, for recognition or retention purposes or otherwise.

Stock Option Awards.    We use stock option awards to align the interests of our employees with those of our shareowners and focus our employees on delivering superior total shareowner return over the long term (10 years). Under both the 2002 Plan and the 2010 Plan, the exercise price for a stock option award may not be less than the fair market value of our stock at the time the option is granted. Fair market value is determined by taking the closing stock price as quoted on the New York Stock Exchange — Composite Transactions reporting system on the grant date. Stock option grantees can only profit from stock option awards if our stock price increases over time; conversely, grantees receive no value if our stock price decreases below the fair market value at the time the option was granted. We typically grant stock option awards to our executives annually as part of our broader LTI program, but occasionally we grant special stock option awards, either alone or in connection with other awards, to employees for attraction, retention or recognition purposes. Vesting schedules for our stock option awards vary according to the purpose for which they are granted. Awards granted under the LTI typically time vest at the rate of one-fourth per year over four years. A stock option award granted for attraction purposes, upon hiring, or for special recognition purposes may have a different vesting schedule (for example, 50% may vest on the second anniversary of the grant date, and 25% each year thereafter). We believe our use of stock option awards helps to further our retention objective, as any unvested portion of a stock option is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date. Stock option awards expire ten years from the date of grant, which we believe helps to promote the long-term perspective that is key to our growth and success. Both the 2002 Plan and the 2010 Plan prohibit the repricing of stock options and do not contain a full reload feature.

The number of shares underlying the stock options awarded to each NEO in Fiscal 2013 was determined by dividing 30% of the total LTI opportunity value by the fair market value of the option on the grant date (essentially using the assumptions disclosed in the notes to our consolidated financial statements for our 2013 Annual Report, but considering the full term of the option (10 years)).

Restricted Unit Awards.    Prior to 2010, we granted restricted stock awards as part of our LTI program, but we have since transitioned to grants of restricted unit awards for ease of administration purposes. We grant restricted unit awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. As is the case with stock option awards, we typically grant restricted unit awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. Like stock option awards, restricted unit awards granted under the LTI typically vest at the rate of one-fourth per year over four years. Also similar to our stock option awards, the vesting schedules may differ depending on the reasons for the grant of restricted units. We believe our use of restricted unit awards helps to promote our retention efforts in that any unvested portion of a restricted unit award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date.

The number of restricted units awarded to each NEO in Fiscal 2013 was determined by dividing 20% of the total LTI opportunity value by the fair market value of our stock on the grant date.

Performance Unit Awards.    In Fiscal 2011, the Company began awarding annual performance unit awards to certain executives, including our NEOs. These awards are performance-based and can only be earned if the Company achieves certain performance criteria established by the Compensation Committee. The Compensation Committee has established specific EBIT margin goals for fiscal years 2011, 2012 and 2013 for the performance units granted in Fiscal 2011 (the “2011 PUAs”), for fiscal years 2012, 2013 and 2014 for the performance units granted in Fiscal 2012 (the “2012 PUAs”); and specific EPS and ROIC goals for fiscal years 2013, 2014 and 2015 for the performance units granted in Fiscal 2013 (the “2013 PUAs”). The terms of the 2011 PUAs and 2012 PUAs each provide that one-third of the performance units underlying such award may be earned each year based on the Company’s performance with respect to the EBIT margin goals set for that year. The terms of the 2013 PUAs provide that one-third of the performance units underlying such award may be earned each year based on the Company’s performance with respect to the EPS and ROIC goals set for that year. Goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. Performance units that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period (which for the 2011 PUAs means August 2013, for the 2012 PUAs means August 2014 and for the 2013 PUAs means August 2015).

The table below presents the EBIT margin goals for Fiscal 2013 (which was the third year of the 2011 PUAs, and the second year of the 2012 PUAs):

EBIT Margin Performance Level — 2011 PUA payable August 2013
Maximum	16.50%
Target	15.00%
Threshold	12.00%

EBIT Margin Performance Level — 2012 PUA payable August 2014
Maximum	19.25%
Target	17.50%
Threshold	14.00%

The table below presents the EPS and ROIC goals for Fiscal 2013 (which was the first year of the 2013 PUAs):

EPS Performance Level — 2013 PUA payable August 2015
Maximum	$5.10
Target	$4.25
Threshold	$3.40

ROIC Performance Level — 2013 PUA payable August 2015
Maximum	19.68%
Target	16.40%
Threshold	13.12%

The following table presents the possible payouts for the third year of the 2011 PUAs, the second year of the 2012 PUAs and first year of the 2013 PUAs at different levels of performance:

	Below Threshold	Threshold	Target	Maximum (1)
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 80%	80%	100%	110% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

(1)	The Maximum level established for the 2013 PUA is 120% or Greater of the Target Performance Goal (rather than 110% or Greater of the Target Performance Goal).

Performance goals at the threshold level have been established for each year of the applicable performance period underlying the particular award to reflect 80% of the target goal while performance goals at the maximum level have been established for each such year to reflect 110% of the target goal. Performance units earned for achieving the threshold goal will equal 50% of the target shares for the given year while performance units earned for achieving the maximum goal will equal 200% of the target shares designated by the Compensation Committee for the given year. Performance units earned for achievement of the target goal will equal 100% of the target share for the year.

Performance Units Earned for Fiscal 2013.    At its meeting in July of 2013, the Compensation Committee determined that EBIT Margin for Fiscal 2013 was 11.9% (excluding the financial results of the Company’s most recent acquisition), which was below the threshold goal set for Fiscal 2013 for both the 2011 PUAs and the 2012 PUAs. Accordingly, no shares were earned for Fiscal 2013 under either the 2011 PUAs or the 2012 PUAs. The Compensation Committee also determined that EPS for Fiscal 2013 was $2.52 and ROIC for Fiscal 2013 was 9.5%, each of which were below the threshold goals set for Fiscal 2013 for the 2013 PUAs. Accordingly, no shares were earned for Fiscal 2013 under the 2013 PUAs.

Changes for 2014 LTI Program.    At its meeting in July of 2013, the Compensation Committee determined that the performance goals underlying the performance units to be granted in Fiscal 2014 would not change from those used in Fiscal 2013 and therefore would be based on EPS results (50% weight) and ROIC results (50% weight). The Committee believes the use of these measures will continue to support the focus on working capital and inventory management and improvement in Company profits, leading to greater levels of shareholder value.

The following table shows the target level LTI opportunities set for each of our NEOs under our LTI program for 2014 (which are the same LTI opportunities established for 2013 for Messrs. Cardoso, Tucker and Hanna, but an increase in LTI opportunities for Messrs. Simpkins and Jacko):

Name	Long-Term Incentive Opportunity
Carlos M. Cardoso	$3,850,000
Frank P. Simpkins	$875,000
John R. Tucker	$500,000
John H. Jacko, Jr.	$450,000
Steven R. Hanna.	$325,000

Special Recognition, Attraction and Retention Awards

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity, or a combination of cash and equity, in each case depending on the reason for the bonus. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee must approve any special awards for our executives. For Fiscal 2013, the committee approved a special recognition cash award for Mr. Hanna in the amount of $75,000 to recognize his increased responsibilities through March 2013 as interim Chief Technology Officer.

Retirement Plans

We maintain both qualified and non-qualified defined benefit retirement plans that are designed to work together to provide retirement pay to our executives. We provide pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans.    We maintain two principal qualified retirement plans for substantially all U.S. employees, including our executive officers. The Retirement Income Plan (“RIP”) is a defined benefit pension plan. As of December 31, 2003, the RIP was frozen for non-grandfathered participants and is no longer offered to new employees. None of our NEOs were grandfathered under the RIP. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all of our executives participate.

Non-Qualified Plan.    All of our NEOs participate in our Executive Retirement Plan (“ERP”), a non-qualified retirement plan which provides for a lump sum payment of benefits to a participant upon termination (but only to the extent the executive has vested under the plan).

The amount payable under each retirement plan for each NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the executive’s years of service with us, and the executive’s compensation.

Executive Benefits and Perquisites

In Fiscal 2013, we continued our practice of providing an annual fixed perquisite allowance of $20,000 (paid in two installments in June and December of each year) to each executive officer in lieu of individual perquisites. To promote our emphasis on the health, safety and wellness of our employees, we continue to provide for officer life insurance in addition to the perquisite allowance. The perquisite allowance may be used by the executive in his or her discretion for financial planning fees, business or country club memberships, or any other appropriate perquisite, and is not grossed up for tax purposes.

The perquisite allowance and other personal benefits paid to our NEOs (life insurance, and until March 2013, executive physicals) for 2013 are included in a supplemental table to the Summary Compensation Table as part of in the footnotes to the Summary Compensation Table. Other than the perquisite allowance and other personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

Stock Ownership Guidelines and Insider Trading Policy

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Compensation Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings. The current guidelines are:

FY12 Multiple of Base Salary
Chief Executive Officer	5X
Top Industrial Segment Executive, Top Infrastructure Segment Executive and CFO	3X
Executive Management Council, Corporate Officers and certain Business Unit Managers	2X
Other Key Managers	1X

Shares owned outright, restricted stock and restricted units, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines.

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, our policy strongly encourages them to trade only during established window periods, which open 1 day after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy prohibits the hedging of Company stock by directors, executives and other key managers without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executives and other key managers unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged stock.

Employment Agreements

We have employment agreements with all of our executive officers. We have summarized the material terms of these agreements below. Mr. Cardoso’s agreement contains some modified provisions, which are identified where applicable in the summary.

General. The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term. There is no predetermined term. Each executive entered into the agreement upon commencing duties as an executive officer of our Company.

Compensation. Except as noted below, the executive officer’s base salary, size of bonus award, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Compensation Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Compensation Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A.

Non-competition/non-disclosure.    Unless we provide prior consent in writing, if an executive voluntarily terminates his employment or we terminate his or her employment for cause, then for three years after the date of termination, the executive officer cannot, in any geographic area in which Kennametal is offering its services and products: (a) directly or indirectly engage in, or (b) assist or have an active interest in, or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. The non-competition provisions do not apply if we terminate an executive without cause. However, in case of termination for any reason, the executive officer cannot disclose any of our confidential or trade secret information.

Assignment of Inventions.    Each executive officer must assign to us all inventions conceived or made during his or her employment with Kennametal.

Termination.    The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance.    If, with Board authorization, we involuntarily terminate an executive officer’s employment (other than Mr. Cardoso’s) prior to a change-in-control and not for cause, the executive is entitled to 12 months of severance in the form of salary continuation. Our executive officers are not entitled to severance under any other termination scenario outside of a change-in-control context.

If, with Board authorization, Mr. Cardoso’s employment is terminated by us prior to a change-in-control and not for cause, Mr. Cardoso is entitled to up to 24 months of severance in the form of salary continuation. Severance amounts would be offset by any salary earned by Mr. Cardoso in the event he obtains other employment during that 24-month period.

Change-in-Control.    Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments Upon Termination or Change-in-Control” section of this proxy statement for a more detailed discussion.

Termination Conditions and Arrangements

In a non-change-in-control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change-in-control context can be found in the “Potential Payments upon Termination or Change-in-Control” section.

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change-in-control provisions. The change-in-control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change-in-control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

The change-in-control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger.” For severance benefits to be “triggered,” a change-in-control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must leave for “good reason” within 36 months following the change-in-control. For additional information concerning the change-in-control arrangements for our NEOs, see the “Potential Payments upon Termination or Change-in-Control” section of this proxy statement.

Elimination of partial excise tax gross-up in new agreements.    For executives joining the Company prior to May 2012, their employment agreements provide for a payment adjustment if, due to excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the executive’s net after-tax benefits are less than intended under the cash severance component described above. Executive officer employment agreements entered into after May 2012 do not provide for any partial excise tax gross-up provisions.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized as a result of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation.

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and while these factors may impact plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s chief executive officer or any of the company’s three other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareowners). For 2013, the payout of annual bonuses under the Prime Bonus Plan and LTI awards, if any, were intended to satisfy the requirements for deductible compensation. Our Compensation Committee or Board also may provide incentive compensation that is not “performance-based” for purposes of Section 162(m) and therefore not deductible for federal income tax purposes to the extent that non-deductible compensation is in excess of the $1 million limitation.

Tools and Analytics

The Compensation Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Compensation Committee with its decision making process. The Compensation Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO and executive officers

•	CEO and executive officer competitive assessments for all elements of pay

•	Realizable pay-for-performance and value sharing assessments versus our peer group

•	Dilution and share utilization assessments, projections and comparisons

•	Equity expense comparisons versus our peer group

•	Incentive design and vehicle prevalence analyses

•	Internal goal setting and achievement analyses

•	Compensation policy and practices risk assessment

•	Executive retention analyses

•	Annual and long-term incentive plan performance and progress updates

•	Executive perquisite prevalence analyses

•	Other ad hoc analyses performed at the Compensation Committee’s direction

The information above is reviewed either annually or by special request of the Compensation Committee.

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this proxy statement. The compensation of non-employee directors in 2013 is described more fully in the “Board of Directors Compensation and Benefits” section of this proxy statement.

Compensation Committee Report

The Compensation Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. With this in mind, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this proxy statement. Based on that review, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Compensation Committee

William R. Newlin, Chair

Ronald M. DeFeo

Philip A. Dur

William J. Harvey

Lawrence W. Stranghoener

Steven H. Wunning

ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

During 2013, the Compensation Committee directed our management to work with Pay Governance, its compensation consultant, to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation Committee has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	Our annual incentive compensation program (the Prime Bonus Plan) is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•

At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering our share ownership guidelines and vesting requirements; and

•

All of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

Executive Compensation Tables

The Executive Compensation Tables show the compensation paid to our CEO, our CFO and the three other most highly compensated executive officers for the years listed below. These individuals are our NEOs for Fiscal 2013.

Summary Compensation Table (2013, 2012, 2011)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Carlos M. Cardoso	2013	971,750	—	2,695,023	1,274,671	149,468	664,994	39,046	5,794,952
Chairman, President and	2012	933,000	—	2,694,989	1,231,676	1,249,092	591,436	42,696	6,742,889
Chief Executive Officer	2011	896,667	—	2,519,996	1,105,028	2,511,188	563,104	49,921	7,645,904
Frank P . Simpkins	2013	488,333	—	560,002	264,868	28,775	186,036	39,741	1,567,755
Vice President and Chief	2012	468,333	—	560,023	255,933	450,213	232,112	43,952	2,010,566
Financial Officer	2011	449,000	—	559,984	245,564	917,254	199,298	52,022	2,423,122
John R. Tucker	2013	437,917	—	349,992	165,543	25,780	396,273	41,447	1,416,952
Vice President and	2012	423,833	—	349,966	159,955	397,937	314,061	46,886	1,692,637
President, Business Groups	2011	370,876	—	227,489	99,764	600,000	231,171	61,970	1,591,270
John H. Jacko, Jr.	2013	385,083	—	297,499	140,708	16,623	189,674	38,267	1,067,854
Vice President and Chief	2012	375,000	—	297,500	135,967	259,236	159,883	42,595	1,270,181
Marketing Officer	2011	355,792	—	227,489	99,764	609,331	147,983	49,857	1,490,216
Steven R. Hanna	2013	352,000	75,000	227,508	107,599	13,781	193,056	37,696	1,006,640
Vice President and Chief	2012
Information Officer	2011

Notes and Supplemental Tables to the Summary Compensation Table

(1)

These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 15 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2013 for a discussion of additional assumptions used in calculating grant date fair value. The amounts included in this column for Fiscal 2013 include restricted unit awards and performance unit awards. The values included for such performance unit awards reflect the payout of such awards at target. If these awards were to be paid out at the maximum amount, the value of these awards for Messrs. Cardoso, Simpkins, Tucker, Jacko and Hanna would be $3,850,022, $799,971, $500,010, $425,019 and $325,032 respectively. For information with respect to the individual restricted unit awards and performance unit awards made for Fiscal 2013, please see the 2013 Grants of Plan-Based Awards Table.

(2)

These amounts reflect the aggregate grant date fair value of option awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 15 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2013 for a discussion of additional assumptions used in calculating grant date fair value.

(3)

These amounts are cash payments earned by the NEOs under the 2013 Prime Bonus Program, which is discussed in further detail in the CD&A section of this proxy statement. For Mr. Cardoso, the dollar amount reported in this column for 2013 includes $76,343 paid as Component (1) of his award (relating to the Company’s performance) and $73,125 paid as Component (2) of his award (relating to his individual performance goals).

(4)

These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by us. The total expressed for each NEO includes amounts that the NEO may not currently be entitled to receive because those amounts are not vested. Pension plans for which amounts may be included include the RIP and the ERP, as applicable to the individual. Please refer to the discussion following the 2013 Pension Benefits Table for a more detailed description of the RIP and the ERP. We do not provide preferential or above-market earnings on deferred compensation.

(5)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits (a)	Contributions to Thrift Plus Plan (b)	Insurance Life (c)	Total
Carlos M. Cardoso	20,000	17,750	1,296	39,046
Frank P. Simpkins	20,813	18,050	878	39,741
John R. Tucker	20,000	17,138	4,309	41,447
John H. Jacko, Jr.	20,000	16,749	1,518	38,267
Steven R. Hanna	20,000	15,590	2,106	37,696

(a)

This column includes the $20,000 perquisite allowance provided by the Company to the NEOs, made up of the first $10,000 installment paid in December 2012 and the second $10,000 installment paid in June 2013. For Mr. Simpkins, the amount included in this column also includes an executive physical.

(b)	This column includes our contributions on behalf of the NEO under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)

This column includes income imputed to the NEOs based upon premiums paid by us to secure and maintain a $500,000 term life insurance policy for the NEO while such person remains an active employee of the Company.

2013 Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)						Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Options(5) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Carlos M. Cardoso		487,500		975,000		1,950,000
		18,625	(2)	195,000	(2)	195,000	(2)
	8/1/2012											94,286		1,274,671
	8/1/2012										20,947			770,012
	8/1/2012							26,184	52,367	104,734			36.76	1,925,011
Frank P. Simpkins		183,750		367,500		735,000
	8/1/2012											19,592		264,868
	8/1/2012										4,353			160,016
	8/1/2012							5,441	10,881	21,762			36.76	399,986
John R. Tucker		164,625		329,250		658,500
	8/1/2012											12,245		165,543
	8/1/2012										2,720			99,987
	8/1/2012							3,401	6,801	13,602			36.76	250,005
John H. Jacko, Jr.		106,150		212,300		424,600
	8/1/2012											10,408		140,708
	8/1/2012										2,312			84,989
	8/1/2012							2,891	5,781	11,562			36.76	212,510
Steven R. Hanna		88,000		176,000		352,000
	8/1/2012											7,959		107,599
	8/1/2012										1,768			64,992
	8/1/2012							2,211	4,421	8,842			36.76	162,516

Notes and Supplemental Tables to the 2013 Grants of Plan-Based Awards Table

(1)

With the exception of the second component of the annual cash incentive award for Mr. Cardoso, which is described in Footnote 2 below, these columns reflect the awards granted in August 2012 under the Prime Bonus Plan, which is described more fully in the “Annual Incentives” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2013 based upon the level of achievement of the performance goals underlying such awards. Actual Prime Bonuses earned for 2013 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)

This row reflects the portion of Mr. Cardoso’s annual cash incentive award granted under the Prime Bonus Plan, which is based on Mr. Cardoso’s individual performance, including his achievement of certain strategic and operational goals (as described in the “Annual Incentives” section of the CD&A).

(3)

These columns reflect the performance unit awards granted in August 2012 under the 2010 Plan. The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based upon the level of achievement of the performance goals underlying such awards. A description of our performance units is set forth in the “Long-Term Incentives” section of the CD&A.

(4)

This column reflects the number of restricted units awarded to the NEOs in August 2012 under the 2010 Plan. A description of our restricted units is set forth in the “Long-Term Incentives” section of the CD&A.

(5)

This column reflects the number of shares underlying the stock options awarded to the NEOs in August 2012 under the 2010 Plan. A description of the stock option awards is set forth in the “Long-Term Incentives” section of the CD&A.

(6)

The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 15 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2013 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the performance unit awards granted in August 2012 were calculated at target.

Outstanding Equity Awards at Fiscal Year End 2013

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Carlos M. Cardoso	7/25/2005	61,532	—	25.30	7/25/2015
	7/25/2006	88,000	—	27.06	7/25/2016
	8/1/2007	50,770	—	38.99	8/1/2017
	8/1/2008	66,937	—	29.60	8/1/2018
	8/1/2009	—	23,045	21.48	8/1/2019
	8/1/2010	60,200	60,201	26.89	8/1/2020
	8/1/2011	22,245	66,738	38.95	8/1/2021
	8/1/2012	—	94,286	36.76	8/1/2022
						8/1/2009		5,121	198,848
						8/1/2010	(a)	13,388	519,856
						8/1/2010	(b)	89,250	3,465,578
						8/1/2011	(a)	14,827	575,732
						8/1/2011	(b)	15,469	600,661	16,475	639,724
						8/1/2012	(a)	20,947	813,372
						8/1/2012	(b)	—	—	34,912	1,355,633
Totals		349,684	244,270					159,002	6,174,048	51,387	1,995,357
Frank P. Simpkins	7/25/2005	3,898	—	25.30	7/25/2015
	9/19/2005	4,800	—	24.19	9/19/2015
	7/25/2006	4,500	—	27.06	7/25/2016
	12/5/2006	19,600	—	30.66	12/5/2016
	8/1/2007	18,462	—	38.99	8/1/2017
	8/1/2008	24,341	—	29.60	8/1/2018
	8/1/2009	25,140	8,380	21.48	8/1/2019
	8/1/2010	13,378	13,378	26.89	8/1/2020
	8/1/2011	4,622	13,868	38.95	8/1/2021
	8/1/2012	—	19,592	36.76	8/1/2022
						8/1/2009		1,863	72,340
						8/1/2010	(a)	2,975	115,519
						8/1/2010	(b)	19,832	770,077
						8/1/2011	(a)	3,081	119,635
						8/1/2011	(b)	3,214	124,800	3,424	132,954
						8/1/2012	(a)	4,353	169,027
						8/1/2012	(b)	—	—	7,254	281,673
Totals		118,741	55,218					35,318	1,371,398	10,678	414,627
John R. Tucker	8/1/2009	—	3,405	21.48	8/1/2019
	8/1/2010	5,435	5,435	26.89	8/1/2020
	8/1/2011	2,889	8,667	38.95	8/1/2021
	8/1/2012	—	12,245	36.76	8/1/2022
						8/1/2009		757	29,394
						8/1/2010	(a)	1,209	46,945
						8/1/2010	(b)	8,056	312,814
						8/1/2011	(a)	1,926	74,787
						8/1/2011	(b)	2,009	78,009	2,140	83,096
						8/1/2012	(a)	2,720	105,618
						8/1/2012	(b)	—	—	4,534	176,055
Totals		8,324	29,752					16,677	647,568	6,674	259,151
John H. Jacko, Jr.	3/5/2007	44,000	—	30.53	3/5/2017
	8/1/2007	7,500	—	38.99	8/1/2017
	8/1/2008	19,777	—	29.60	8/1/2018
	8/1/2009	—	3,405	21.48	8/1/2019
	8/1/2010	5,435	5,435	26.89	8/1/2020
	8/1/2011	2,455	7,368	38.95	8/1/2021
	8/1/2012	—	10,408	36.76	8/1/2022
						8/1/2009		757	29,394
						8/1/2010	(a)	1,209	46,945
						8/1/2010	(b)	8,056	312,814
						8/1/2011	(a)	1,637	63,565
						8/1/2011	(b)	1,707	66,283	1,820	70,671
						8/1/2012	(a)	2,312	89,775
						8/1/2012	(b)	—	—	3,854	149,651
Totals		79,167	26,616					15,678	608,777	5,674	220,321

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven R. Hanna	8/1/2009	—	2,441	21.48	8/1/2019
	8/1/2010	—	4,181	26.89	8/1/2020
	8/1/2011	1,878	5,634	38.95	8/1/2021
	8/1/2012	—	7,959	36.76	8/1/2022
						8/1/2009		543	21,085
						8/1/2010	(a)	930	36,112
						8/1/2010	(b)	6,196	240,591
						8/1/2011	(a)	1,252	48,615
						8/1/2011	(b)	1,305	50,673	1,392	54,051
						8/1/2012	(a)	1,768	68,651
						8/1/2012	(b)	—	—	2,948	114,471
Totals		1,878	20,215					11,994	465,727	4,340	168,522

Notes and Supplemental Tables to “Outstanding Equity Awards at Fiscal Year 2013 End” Table

(1)	Vesting Information:

Grant Date	Vesting Schedule

8/1/2009	The restricted unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

8/1/2010	(a) The restricted unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

(b) The performance unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each particular year are satisfied. The performance conditions underlying Year 1 (Fiscal 2011) and Year 2 (Fiscal 2012) and Year 3 (Fiscal 2013) of the performance period for these awards have been deemed earned by the Compensation Committee as of June 30, 2011 and June 30, 2012 respectively. However, these performance units remain subject to an additional service condition that requires the NEO to be employed by us at the payment date following the 3-year performance period. The threshold performance conditions underlying Year 3 (Fiscal 2013) of the performance period for these awards were not achieved and therefore no performance units were earned for that year.

8/1/2011	(a) The restricted unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

(b) The performance unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each particular year are satisfied. The performance conditions underlying Year 1 (Fiscal 2012) of the performance period for these awards were deemed earned by the Compensation Committee as of June 30, 2012. However, these performance units remain subject to an additional service condition that requires the NEO to be employed by us at the payment date following the 3-year performance period. The threshold performance conditions underlying Year 2 (Fiscal 2013) of the performance period for these awards were not achieved and therefore no performance units were earned for that year. The number of performance units which have been deemed earned under these awards by the Compensation Committee (but remain unvested) are reported in the “Number of Shares or Units of Stock That Have Not Vested” column and the number of performance units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column (based on achieving target performance goals).

Grant Date	Vesting Schedule

8/1/2012	(a) The restricted unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

(b) The performance unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each particular year are satisfied. The threshold performance conditions underlying Year 1 (Fiscal 2013) of the performance period for these awards were not achieved and therefore no performance units were earned for that year. The number of performance units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column (based on achieving target performance goals).

(2)	Market value is calculated using the closing price of our common stock on June 28, 2013 ($38.83).

Option Exercises and Stock Vested In 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)(3)
Carlos M. Cardoso	23,045	383,591	99,308	4,028,177
Frank P. Simpkins			53,029	2,175,913
John R. Tucker	30,912	609,067	17,341	705,701
John H. Jacko, Jr.	10,212	218,117	21,923	896,516
Steven R. Hanna	15,402	221,469	16,489	674,316

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2013 Table

(1)	These values represent the difference between the market price of the underlying shares at exercise and the exercise price of the options multiplied by the number of shares acquired on exercise.

(2)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(3)

In connection with the vesting of restricted stock/unit awards, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the actual value they received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)
Carlos M. Cardoso	46,661	1,896,996
Frank P. Simpkins	23,673	972,754
John R. Tucker	4,906	199,553
John H. Jacko, Jr.	6,746	276,048
Steven R. Hanna	6,753	276,316

The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A section of this proxy statement.

2013 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Carlos M. Cardoso	RIP	0.7	22,692
	ERP	10.2	4,386,910
Frank P . Simpkins	RIP	8.2	126,362
	ERP	14.7	1,725,392
John R. Tucker	RIP	N/A	N/A
	ERP	4.8	1,261,430
John H. Jacko, Jr.	RIP	N/A	N/A
	ERP	6.3	879,813
Steven R. Hanna	RIP	N/A	N/A
	ERP	4.8	700,997

Notes to 2013 Pension Benefits Table

(1)

The accumulated benefit is based on the NEO’s historical compensation, length of service, the plan’s provisions, and applicable statutory and regulatory requirements. The present value has been calculated assuming the NEO will remain in service until age 65 for the RIP and 62 for the ERP. Vesting schedules under the plans are disregarded for purposes of these calculations. Refer to note 13 to the financial statements in Kennametal’s 2013 Annual Report for a discussion of additional assumptions used in calculating the present value.

Retirement Programs

Qualified Defined Benefits Plan.    The Kennametal Retirement Income Plan is a qualified defined benefit plan that provides monthly retirement benefits to eligible employees. On October 28, 2003, the Board of Directors approved amendments to the RIP which became effective on December 31, 2003. Effective January 1, 2004, no new non-union employees were eligible for participation in the RIP. Additionally, benefits under the RIP were “frozen,” meaning that they did not continue to accrue after December 31, 2003, for participants who did not meet specified age and service criteria. Certain participants were “grandfathered” and continued their participation in the RIP after December 31, 2003. (Grandfathered participants were those who, as of December 31, 2003, were either (a) age 45 with 20 years of continuous service or (b) age 50 with 5 years of continuous service.) Neither Mr. Jacko nor Mr. Tucker participated in the RIP. None of our other NEOs met the criteria for continuation; therefore, their benefit accruals under the RIP were frozen as of January 1, 2004.

Qualified Defined Contribution Plan.    The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible Kennametal employees and employees of certain subsidiaries. Eligible employees may elect to contribute a portion of their salary to the plans, and the Company may match 50% of employee contributions up to 6% of base salary. Matching contributions can be in the form of cash or Kennametal stock.

Beginning January 1, 2004, for each employee whose benefit accrual under the RIP was frozen as of December 31, 2003, the Company: (a) makes a contribution to the employee’s TPP account in an amount equal to 3% of the employee’s eligible compensation (salary and, if applicable, bonus) (this contribution may be in the form of Kennametal stock or cash); and (b) may make an annual discretionary cash contribution of up to 3% of eligible compensation based on the Company’s overall performance for the fiscal year. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs.

Non-Qualified Plans.    Our ERP, a non-qualified retirement plan, provides a formula-based benefit to our NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with Prime Bonus target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination.

EQUITY COMPENSATION PLANS

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A section of this proxy statement.

Kennametal Inc. Stock and Incentive Plan of 2010.    The 2010 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number of shares available for issuance under the 2010 Plan is currently 3,500,000 plus shares added to the 2010 Plan from the “Prior Stock Plans” in accordance with the terms of the 2010 Plan.

The “Prior Stock Plans” consist of the Kennametal Inc. Stock Option and Incentive Plan of 1996 (the “1996 Plan”), the Kennametal Inc. 1999 Stock Plan (the “1999 Stock Plan”), the Kennametal Inc. Stock Option and Incentive Plan of 1999 (the “1999 Plan”), and the 2002 Plan. The 1996 Plan, the 1999 Plan and the 2002 Plan were shareowner approved plans that provided for the granting of nonstatutory and incentive stock options and certain share awards. The 1999 Stock Plan was a non-shareowner approved plan that provided for the granting of nonstatutory stock options and certain share awards. The 1999 Stock Plan was implemented in connection with the hiring of new employees and was not submitted for shareowner approval because at that time the NYSE permitted the listing of shares under non-shareowner approved plans for stock awards to new employees and other limited circumstances.

Although options and restricted units are outstanding under the 2002 Plan, no further awards may be made under this plan. There are no awards outstanding under the other Prior Stock Plans and no further awards may be made under these plans.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”) provided for the issuance of not more than 1,500,000 shares. The Bonus Stock Plan permits certain persons (including management and/or senior executives of the Company or its subsidiaries) who participate in the Kennametal Inc. Management Performance Bonus Plan, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. It is noted that although the Bonus Stock Plan allows for both of the aforementioned options, the Company currently only offers participants the option to elect stock credits. Pursuant to the Bonus Stock Plan, the number of shares or stock credits to be distributed to a participant under the Bonus Stock Plan is equal to the number of shares of the Company’s capital stock that could have otherwise been purchased with the amount of cash bonus compensation that the participant elected to defer based on the fair market value of the Company’s capital stock on the date that the cash bonus compensation would have otherwise been paid to such person.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares. The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

The following table sets forth information about our equity compensation plans as of June 30, 2013.

Equity Compensation Plans Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C
Equity compensation plans approved by shareowners(3)	3,997,207	$30.40	2,944,162
Equity compensation plans not approved by shareowners(4)	166,556	—	96,674
TOTAL	4,163,763	$30.40	3,040,836

(1)

This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, restricted units granted under the 2002 Plan and the 2010 Plan, performance units granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the restricted units and performance units issued under the 2002 Plan and the 2010 Plan, see the CD&A section of this proxy statement.

(2)

The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, restricted units issued under the 2002 Plan and the 2010 Plan or performance units issued under the 2002 Plan and the 2010 Plan.

(3)

This row includes information related to (i) the 2002 Plan; (ii) the 2010 Plan; and (iii) the Bonus Stock Plan. As noted above, no further grants may be made from the 2002 Plan. As of June 30, 2013, the number of securities available for future issuance under the 2010 Plan, other than upon the exercise of options, warrants or rights was 2,758,515, of which 1,946,913 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 185,647.

(4)

This row includes information related to the Directors Stock Incentive Plan. The number of securities available for future issuance under the Directors Stock Incentive Plan, other than upon the exercise of options, warrants or rights, was 96,674 as of June 30, 2013. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

In certain circumstances, our Amended and Restated Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change-in-control. The material provisions of the Employment Agreement are described in the CD&A section of this proxy statement. Under the Employment Agreement, the amount a NEO would receive upon termination of his employment depends on the reason for his termination and whether the termination is in connection with a change-in-control. Our stock and incentive plans and programs, and certain of our retirement plans also include change-in-control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change-in-control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment — Outside of a Change-in-Control

Termination Provisions under the Employment Agreement

Select definitions.    The terms set forth below generally have the following meanings under the Employment Agreement and as used in this discussion:

“Change-in-Control” — means a change-in-control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change-in-Control include:

•	A merger with any other corporation or entity other than one in which we own all of the outstanding equity interests;

•	A sale of all or substantially all of our assets; and

•

The acquisition of 25% or more of the outstanding shares of Kennametal or the voting power of the outstanding voting securities of Kennametal together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties or (b) has not made his services available to Kennametal on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change-in-Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change-in-Control; (b) a material reduction in base salary as in effect immediately prior to any Change-in-Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

Cash Severance.    We do not pay severance to any executive officer whose employment is terminated by us for Cause or who voluntarily terminates his employment. If we terminate a NEO’s employment prior to a Change-in-Control and without “Cause,” the NEO becomes entitled to the following:

•

For Mr. Cardoso — A continuation of base salary for up to 24 months as severance pay, in addition to all amounts due him at the Date of Termination (as defined in his employment agreement). Severance amounts would be offset by any salary earned by Mr. Cardoso in the event he obtains other employment during the 24-month period. Any severance pay will be paid in substantially equal installments, no less frequently than monthly, in accordance with the Company’s established payroll policies and practices as in effect on the Date of Termination beginning on the first normal pay date thereafter; provided, however, any payments that Mr. Cardoso would be entitled to during the first six months following the Date of Termination will be delayed and accumulated and paid on the first day of the seventh month following his Date of Termination (or, if earlier, the date of his death).

•

For Messrs. Simpkins, Tucker, Jacko and Hanna — A continuation of base salary for 12 months as severance pay, in addition to all amounts due them at the Date of Termination (as defined in their employment agreement). Any severance pay will be paid in substantially equal installments, no less frequently than monthly, in accordance with the Company’s established payroll policies and practices as in effect on the Date of Termination beginning on the first normal pay date thereafter or, if later, the date such executive’s release becomes effective and irrevocable (with an aggregate initial installment representing the total amount due as if severance payments commenced on the normal pay date immediately following the executive’s Date of Termination).

•	For all NEOs —

—	Severance amounts are payable in accordance with our established payroll policies.

—	We may discontinue severance payments if we determine the executive has violated any provision of the Employment Agreement (including the three-year non-competition provision).

—	Executives are not entitled to severance under any termination scenario other than a termination by us without “Cause” prior to a Change-in-Control.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based (LTI) and, in the past, have provided cash-based (Cash LTIP) long-term incentive awards for executives. (Please see the discussion in the CD&A section of this proxy statement for further details of these programs.) LTI awards are granted under the 2010 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding under the 2002 Plan, before the 2010 Plan was adopted.

2002 Plan — The 2002 Plan does not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

•	Death and Disability:

—

Stock Option Awards — all options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

—

Restricted Stock Awards and Restricted Unit Awards — all unvested restricted shares and restricted units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

—

Performance Unit Awards — In the event an awardee’s employment is terminated during the performance period on account of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of performance units that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

•	Retirement:

—

Stock Option Awards — Unvested stock options continue to vest in accordance with their original vesting schedule for a two-year period following termination, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term. Any remaining unvested stock options are forfeited after the expiration of the two-year period.

—

Restricted Stock Awards and Restricted Unit Awards — all unvested restricted shares and restricted units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

—

Performance Unit Awards — In the event a retirement eligible awardee’s employment is terminated on account of retirement during the performance period, the amount of a performance unit award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the performance units that have been earned based on the ratio of the number of months the awardee was employed during the performance period to the total number of months in the performance period. All other performance units granted under the award, including performance units that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

•

Non-Competition Provisions in the 2002 Plan:    Under the 2002 Plan, the right to exercise a stock option or vest in any restricted shares or restricted units is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

2010 Plan — The 2010 Plan does not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

•	Death and Disability:

—

Stock Option Awards — all options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

—

Restricted Stock Awards and Restricted Unit Awards — all unvested restricted shares and restricted units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

—

Performance Unit Awards — In the event an awardee’s employment is terminated during the performance period on account of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of performance units that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

• Retirement:

—

Stock Option Awards — all options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

—

Restricted Stock Awards and Restricted Unit Awards — all unvested restricted shares and restricted units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

—

Performance Unit Awards — In the event a retirement eligible awardee’s employment is terminated on account of retirement during the performance period, the amount of a performance unit award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the performance units that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other performance units granted under the award, including performance units that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

•

Non-Competition Provisions in the 2010 Plan:    Under the 2010 Plan, the right to exercise a stock option or vest in any restricted shares, restricted units or performance units is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement programs including the RIP, the TPP (a 401(k) plan) and the ERP. (Please see the discussion of “Retirement Plans” in the CD&A section for additional details regarding these retirement programs.) Not all executive officers participate in each plan. There are no additional benefits provided to the NEOs in the event of a termination of employment prior to a Change-in-Control. The right to receive benefits under the ERP are conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. If the Compensation Committee determines that a violation of the provisions has occurred and the violation is not corrected within the allotted time, the executive forfeits any right to future payments under the ERP. The Committee is authorized to take legal action to recover benefits that have already been paid.

Termination of Employment — In Connection with a Change-in-Control

Termination Provisions under the Employment Agreement — Change-in-Control

Cash severance pay.    If a NEO’s employment is terminated upon a Change-in-Control or within three years after a Change-in-Control, either by the executive for Good Reason or by the employer other than for Cause or disability, the executive will receive in cash as severance pay an amount equal to the product of:

(i)  the lesser of:

(x) 2 and eight tenths (2.8),

(y) a number equal to the number of calendar months remaining from the Date of Termination to the executive’s retirement date (defined in the Employment Agreement), divided by twelve (12), or

(z) a number equal to the product obtained by multiplying thirty-six (36) less the number of completed months after the date of the Change-in-Control during which the executive was employed and did not have Good Reason for termination, times one-twelfth (1/12)

times

(ii)  the sum of (x) and (y) below:

(x) executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change-in-Control), plus

(y) the average of any bonuses which executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination or, if the executive is employed for less than one year, the target bonus for the year in which the termination occurred.

Continuation of medical and welfare benefits.    For a three-year period following the Date of Termination, the NEO will receive the same or equivalent medical, dental, disability and group insurance benefits that he received at the Date of Termination.

•

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

Partial excise tax gross-up.    The Company will provide a payment adjustment if, due to excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the executive’s net after-tax benefits are less than intended under the cash severance component described above.

•

This calculation is determined by assessing the total after-tax value of all benefits provided upon a Change-in-Control. To the extent that the after-tax benefit is less than the cash severance payment, an additional payment is made to the executive that will permit the executive to receive the full intended benefit of the cash severance pay, as determined on an after-tax basis.

Termination Provisions Under Our Equity Compensation Plans and Programs — Change-in-Control

Equity-based and other cash-based long-term incentive awards.    The following provisions apply to previously granted and outstanding awards in the event of a Change-in-Control.

2002 Plan — Unless the Board determines otherwise by resolution prior to a Change-in-Control, in the event of a Change-in-Control, all options will become exercisable in full immediately prior to the Change-in-Control and all restricted shares, restricted units, performance units and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change-in-Control. In addition, all options held by an employee who is terminated for any reason during the two years following a Change-in-Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, restricted units, performance units and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change-in-Control will automatically vest and all restrictions will lapse.

2010 Plan — Unless the Board determines otherwise by resolution, in the event of a Change-in-Control, all options will become exercisable in full immediately prior to the Change-in-Control and all restricted shares, restricted units, performance units and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change-in-Control. For completed fiscal years, the awardee will be entitled to receive payment for any performance units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for such fiscal year a number of performance units that were able to be earned for such fiscal year at the target level. In addition, all options held by an executive who is terminated for any reason during the two years following a Change-in-Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, restricted units, performance units and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change-in-Control will automatically vest and all restrictions will lapse.

Termination Provisions Under Our Retirement Plans — Change-in-Control

The benefits under the TPP and ERP are impacted in the event of a Change-in-Control as described below.

ERP — Each executive who is an employee at the time of a Change-in-Control will become 100% vested in the ERP (to the extent such executive’s benefits have not already vested); provided, however, that with or without a change-in-control, such amount would be reduced by a forfeiture of the last 24 months of credited service for a termination of employment prior to age 62. Receipt of the ERP benefits are conditioned upon compliance with the non-competition and non-solicitation provisions described above.

TPP — The terms of the Employment Agreement provide that each executive will receive three years of additional credit for purposes of computing the amount of the Company match that would have been provided under the TPP assuming the executive had contributed the maximum allowable elective deferral for such years and provided the executive is actively participating in the TPP at the time of a Change-in-Control. The annual Company match is equal to 50% of the first 6% of eligible compensation deferred by a participant. Additionally, each executive will receive three years of additional credit for purposes of computing a basic contribution of 3% of eligible compensation for such years provided the executive is actively participating in the TPP (and not grandfathered under the RIP) at the time of a Change-in-Control. The Company may also contribute up to an additional 3% of compensation to executives at the discretion of the Board of Directors.

The following tables detail the incremental payments and benefits (above those already disclosed in this proxy statement) to which the NEOs would have been entitled under each termination of employment and change-in-control scenario, assuming the triggering event occurred on June 30, 2013. Please see the footnotes to the tables for additional information.

	Non-Change in Control				Change in Control
Carlos M. Cardoso Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$1,950,000	$—	$—	$—	$6,673,908	$—
Stock Options (Unvested) (2)	$—	$1,313,803	$1,313,803	$195,172	$1,313,803	$1,313,803
Restricted Units (Unvested) (3)	$—	$2,107,809	$2,107,809	$1,389,104	$2,107,809	$2,107,809
Performance Units (Unvested) (3)	$—	$6,061,596	$6,061,596	$600,665	$6,061,596	$6,061,596
ERP (4)	$—	$—	$—	$—	$—	$—
Thrift Plan Contributions (5)	$—	$—	$—	$—	$53,250	$—
Health & Welfare Benefits Continuation (6)	$—	$—	$—	$—	$55,069	$—
Life Insurance Proceeds (7)	$—	$500,000	$—	$—	$—	$—
Subtotals	$1,950,000	$9,983,208	$9,483,208	$2,184,941	$16,265,435	$9,483,208
Excise Tax and Gross-up (8)	$—	$—	$—	$—	$—	$—
Totals	$1,950,000	$9,983,208	$9,483,208	$2,184,941	$16,265,435	$9,483,208

	Non-Change in Control				Change in Control
Frank P. Simpkins Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$490,000	$—	$—	$—	$2,573,948	$—
Stock Options (Unvested) (2)	$—	$345,682	$345,682	$—	$345,682	$345,682
Restricted Units (Unvested) (3)	$—	$476,522	$476,522	$—	$476,522	$476,522
Performance Units (Unvested) (3)	$—	$1,309,503	$1,309,503	$—	$1,309,503	$1,309,503
ERP (4)	$—	$—	$—	$—	$-	$—
Thrift Plan Contributions (5)	$—	$—	$—	$—	$54,150	$—
Health & Welfare Benefits Continuation (6)	$—	$—	$—	$—	$61,493	$—
Life Insurance Proceeds (7)	$—	$500,000	$—	$—	$-	$—
Subtotals	$490,000	$2,631,706	$2,131,706	$—	$4,821,298	$2,131,706
Excise Tax and Gross-up (8)	$—	$—	$—	$—	$-	$—
Totals	$490,000	$2,631,706	$2,131,706	$—	$4,821,298	$2,131,706

	Non-Change in Control				Change in Control
John H. Jacko Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$386,000	$—	$—	$—	$1,912,773	$—
Stock Options (Unvested) (2)	$—	$145,515	$145,515	$—	$145,515	$145,515
Restricted Units (Unvested) (3)	$—	$229,679	$229,679	$—	$229,679	$229,679
Performance Units (Unvested) (3)	$—	$599,419	$599,419	$—	$599,419	$599,419
ERP (4)	$—	$—	$—	$—	$—	$—
Thrift Plan Contributions (5)	$—	$—	$—	$—	$50,246	$—
Health & Welfare Benefits Continuation (6)	$—	$—	$—	$—	$60,464	$—
Life Insurance Proceeds (7)	$—	$500,000	$—	$—	$—	$—
Subtotals	$386,000	$1,474,613	$974,613	$—	$2,998,096	$974,613
Excise Tax and Gross-up (8)	$—	$—	$—	$—	$—	$—
Totals	$386,000	$1,474,613	$974,613	$—	$2,998,096	$974,613

	Non-Change in Control				Change in Control
John R. Tucker Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$439,000	$—	$—	$—	$—	$—
Stock Options (Unvested) (2)	$—	$149,318	$149,318	$149,318	$149,318	$149,318
Restricted Units (Unvested) (3)	$—	$256,744	$256,744	$256,744	$256,744	$256,744
Performance Units (Unvested) (3)	$—	$649,975	$649,975	$390,869	$649,975	$649,975
ERP (4)	$—	$—	$—	$—	$—	$—
Thrift Plan Contributions (5)	$—	$—	$—	$—	$51,413	$—
Health & Welfare Benefits Continuation (6)	$—	$—	$—	$—	$66,255	$—
Life Insurance Proceeds (7)	$—	$500,000	$—	$—	$—	$—
Subtotals	$439,000	$1,556,037	$1,056,037	$796,931	$1,173,705	$1,056,037
Excise Tax and Gross-up (8)	$—	$—	$—	$—	$—	$—
Totals	$439,000	$1,556,037	$1,056,037	$796,931	$1,173,705	$1,056,037

	Non-Change in Control				Change in Control
Steven R. Hanna Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$352,000	$—	$—	$—	$1,541,391	$—
Stock Options (Unvested) (2)	$—	$108,748	$108,748	$—	$108,748	$108,748
Restricted Units (Unvested) (3)	$—	$174,463	$174,463	$—	$174,463	$174,463
Performance Units (Unvested) (3)	$—	$459,786	$459,786	$—	$459,786	$459,786
ERP (4)	$—	$—	$—	$—	$370,576	$681,554
Thrift Plan Contributions (5)	$—	$—	$—	$—	$46,770	$—
Health & Welfare Benefits Continuation (6)	$—	$—	$—	$—	$61,379	$—
Life Insurance Proceeds (7)	$—	$500,000	$—	$—	$—	$—
Subtotals	$352,000	$1,242,997	$742,997	$—	$2,763,114	$1,424,551
Excise Tax and Gross-up (8)	$—	$—	$—	$—	$—	$—
Totals	$352,000	$1,242,997	$742,997	$—	$2,763,114	$1,424,551

Footnotes to Potential Payments upon Termination or Change-In-Control Tables

(1)

Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive is assumed to receive the maximum severance payable under the provisions of his Employment Agreement (base salary for 24 months for Mr. Cardoso and 12 months for each other named executive).

For purposes of these calculations, upon an involuntary termination, other than for Cause or disability, following a Change in Control, or termination by the named executive for Good Reason following a Change in Control, each named executive is assumed to receive the maximum severance payable under the provisions of his Employment Agreement, which for everyone other than Mr. Tucker was calculated by multiplying (i) 2 and eight tenths (2.8), by (ii) the sum of (x) the executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus (y) the average of any bonuses which executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination. Mr. Tucker would not have been entitled to receive a severance payment upon an involuntary termination, other than for Cause or disability, following a Change in Control, or a termination by him for Good Reason following a Change in Control, because of the fact that he was retirement eligible pursuant to the terms of his Employment Agreement at June 30, 2013.

Each named executive’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each named executive officer’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G. The change in control severance disclosed in the table for Messrs. Simpkins, Jacko and Hanna are limited to their respective safe harbors in accordance with their Employment Agreements. If these safe harbor limits did not apply, Mr. Simpkins would receive $2,854,332, Mr. Jacko would receive $1,934,554 and Mr. Hanna would receive $1,740,866.

(2)

The amounts shown for each named executive represent for each of their stock options outstanding as of June 30, 2013 (all of which would have become fully vested and exercisable), the difference between the fair market value of the Company’s stock on June 28, 2013 (the last business day of Fiscal 2013) and the exercise price for such option set at the date of grant multiplied by the number of shares underlying such option.

At June 30, 2013, Mr. Cardoso was retirement eligible under the 2010 Plan, but not the 2002 Plan. Accordingly, the amount shown for Mr. Cardoso reflects the accelerated vesting of stock options granted to him under the 2010 Plan only. Messrs. Simpkins, Jacko and Hanna were not retirement eligible under either the 2010 Plan or the 2002 Plan as of June 30, 2013 and, therefore, would not have received accelerated vesting of their stock options upon retirement. The amount shown for Mr. Tucker, who was retirement eligible at June 30, 2013 under both plans, represents for each option granted under the 2010 Plan and outstanding as of June 30, 2013, the difference between the fair market value of the Company’s stock on June 28, 2013 (the last business day of Fiscal 2013) and the exercise price for such option set at the date of grant multiplied by the number of shares underlying such option. As noted above, the 2002 Plan does not provide for accelerated vesting of options upon retirement, but instead provides for the continued vesting of such options in accordance with their original vesting schedule. Accordingly the option granted to Mr. Tucker under the 2002 Plan that was outstanding as of June 30, 2013, is included in this calculation.

(3)

The amounts shown for each named executive represent for each restricted unit award and each performance unit award that would have been subject to accelerated vesting, the fair market value of the Company’s stock on June 28, 2013 (the last business day of Fiscal 2013) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding (for which the applicable performance period had not been completed as of June 30, 2013), the number of shares reported represents the full number of performance units that were able to be earned for such fiscal year at the target level.

Messrs. Simpkins, Jacko and Hanna would not have received accelerated vesting of their restricted unit awards or performance unit awards upon retirement under the 2010 Plan or the 2002 Plan because at June 30, 2013, they were not retirement eligible under the 2010 Plan. Mr. Tucker, who was retirement eligible under both the 2010 Plan and the 2002 Plan at June 30, 2013, would have been entitled to receive accelerated vesting of his outstanding restricted unit awards under both plans. Mr. Cardoso was retirement eligible under the 2010 Plan, but not the 2002 Plan and, therefore, would have only been entitled to accelerated vesting of restricted units granted to him under the 2010 Plan. The amount shown for Messrs. Cardoso and Tucker for restricted units represents the fair market value of the Company’s stock on June 28, 2013 (the last business day of Fiscal 2013) multiplied by the number of shares underlying each of their respective outstanding restricted unit awards as of June 30, 2013 that would have been subject to accelerated vesting in connection with retirement. Messrs. Cardoso and Tucker also would have been entitled to receive accelerated vesting of any performance units granted under the 2010 Plan that were earned as of June 30, 2013, with the service condition applicable to such Performance units being waived. In addition, Mr. Tucker would have been entitled to receive accelerated vesting of the performance unit award granted to him under the 2002 Plan.

(4)

Upon a Change in Control, accrued benefits under the ERP will vest (to the extent not already vested). As such, the amount reported for Mr. Hanna, whose benefits had not vested as of June 30, 2013, represents his entire accrued benefit under the ERP as of June 30, 2013, which would have vested in full in connection with a Change in Control. Messrs. Cardoso, Simpkins, Jacko and Tucker would not have received any additional value upon a Change in Control, as their accrued benefits under the ERP were already vested as of June 30, 2013.

Under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP. Accordingly, the amount reported for Mr. Hanna for an Involuntary Not for Cause Termination of Employment by the Company or by Executive for Good Reason in connection with a Change in Control, reflects the forfeiture of his last 24 months of credited service.

(5)

The Employment Agreement provides that basic and matching contributions under the TPP will continue for a three (3) year period in the case of an involuntary, not for Cause termination or a termination by the executive for Good Reason in connection with a change in control. To the extent that the terms and conditions under the TPP would not allow these continued contributions, a payment to the executive in an amount equal to the calculated benefit would be made. The TPP basic contributions are calculated based on the maximum eligible compensation allowable under a qualified plan for the fiscal year multiplied by 3%. The TPP matching contributions are calculated based on the maximum eligible compensation allowable under a qualified plan for the fiscal year multiplied by 3% i.e., match of 50% of first 6% of eligible compensation. A discretionary contribution of up to 3% of maximum compensation may also be awarded under the TPP; however, no amount for such contribution is included in this disclosure.

(6)

These benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for three (3) years upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a change in control, as provided under the terms of the executive employment agreements.

(7)	The company secures a life insurance policy for executive officers with a face value death benefit of $500,000 payable to the executive’s beneficiary upon the executive’s death.

(8)

These payments are only payable in the event that payments to the executive following a Change in Control result in excess parachute payments under IRC Section 280G. The Employment Agreement provides that any excise tax and gross up payments will equal only that amount required to assure that the executive receives payment at least equal to the expected severance payment without the executive incurring golden parachute excise tax out of pocket. The estimated calculations incorporate the following tax rates: IRC Section 4999 excise tax rate of 20 percent, a statutory 39.6 percent federal income tax rate, a 2.35 percent Medicare tax rate and a 3.07 percent state income tax rate. The amount of net after tax severance payable after a cut back for Messrs. Simpkins, Jacko, and Hanna is greater than the amount payable if each received the minimum payment. Therefore, their severance payments are not subject to an excise tax gross-up.

Proposal III. Advisory Vote on Executive Compensation

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our NEOs as disclosed in the Executive Compensation section of this proxy statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the CD&A section of this proxy statement under the caption “Executive Compensation” and the compensation tables and narrative following the CD&A section of this proxy statement.

At our 2011 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2011 annual meeting, the Board determined that the Say on Pay vote will be conducted annually until the next advisory vote is held to determine the frequency of the Say on Pay vote, which will occur no later than our 2017 annual meeting of shareowners.

We believe that our CD&A and other compensation disclosures included in this proxy statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our “Pay for Performance” philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE COMPENSATION OF THE COMPANY’S NEOS AS DISCLOSED ON PAGES 26 TO 68 OF THIS PROXY STATEMENT.

OWNERSHIP OF CAPITAL STOCK BY

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth beneficial ownership information as of August 15, 2013 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership(1)(2)		Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership(6)
Cindy L. Davis	127		—	—	885	1,012
Ronald M. DeFeo	98,064		8,704	—	1,954	108,722
Philip A. Dur	48,093		—	—	1,954	50,047
William J. Harvey	16,332		2,166	—	885	19,383
Timothy R. McLevish	92,289		2,945	—	—	95,233
William R. Newlin	150,276	(7)	105,154	—	1,954	257,384
Lawrence W. Stranghoener	66,247		27,748	—	—	93,995
Steven H. Wunning	68,285		11,265	—	1,954	81,504
Larry D. Yost	66,493		34,928	—	885	102,306
Carlos M. Cardoso	608,009		18,195	15,469	214,959	856,632
Frank P. Simpkins	223,612	(8)	—	3,214	46,247	273,073
John R. Tucker	30,014		—	2,009	26,769	58,792
John H. Jacko, Jr.	111,953	(9)	—	1,707	23,533	137,193
Steven R. Hanna	18,231		—	1,305	17,714	37,250
Directors and Executive Officers as a Group (20 persons)	1,683,074		211,104	26,013	411,141	2,331,332

(1)

No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially owned 3% of the total shares outstanding as of August 15, 2013. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)

In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of August 15, 2013 as follows: Mr. DeFeo, 50,999 shares; Mr. Dur, 39,259 shares; Mr. Harvey 16,332; Mr. McLevish, 68,999 shares; Mr. Newlin, 59,999 shares; Mr. Stranghoener, 59,999 shares; Mr. Wunning, 59,999 shares; Mr. Yost, 65,999 shares; Mr. Cardoso, 398,646 shares; Mr. Simpkins, 134,633 shares; Mr. Tucker, 20,396 shares; Mr. Jacko, 86,942 shares; and Mr. Hanna, 10,276 shares.

(3)

This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the Prime Bonus Plan or its predecessor, the Performance Bonus Stock Plan, the 2002 Plan or the 2010 Plan.

(4)

This column represents performance units that were granted to participants as part of the 2012 PUAs that have been deemed earned by the Compensation Committee, but remain subject to the continued service condition of such awards. Holders of these performance units have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(5)

This column represents restricted units that were awarded to executives and directors under the 2002 Plan and the 2010 Plan. Holders of restricted units have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)

This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, performance unit awards and the restricted units columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

(7)

Of this amount, 67,785 shares are pledged as collateral for a loan and 41,358 shares are held in a joint account with Mr. Newlin’s wife (over which he and his wife exercise shared voting and investment power).

(8)	Of this amount, 1,000 shares are held in an account under Mr. Simpkin’s wife (over which he and his wife exercise shared voting and investment power).

(9)	Of this amount, 10,450 shares are held in a joint account with Mr. Jacko’s wife (over which he and his wife exercise shared voting and investment power).

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of July 31, 2013 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Outstanding Capital Stock(1)
Columbia Wanger Asset Management, LLC(2)	5,340,800	6.86%
227 West Monroe Street, Suite 3000 Chicago, IL 60606
Royce & Associates, LLC(3)	4,000,000	5.14%
745 Fifth Avenue New York, NY 10151-0099
The Vanguard Group, Inc.(4)	3,992,868	5.13%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock Inc.(5)	3,971.859	5.10%
55 East 52nd Street New York, NY 10055

(1)	As reported in the most recent position information obtained in a stock surveillance report made available to the Company.

(2)

According to a Schedule 13G/A filed on February 14, 2013, Columbia Wanger Asset Management had sole voting power with respect to 4,987,600 shares and sole investment power with respect to 5,367,600 shares as of that date.

(3)	According to a Schedule 13G/A filed on January 14, 2013, Royce & Associates, LLC had sole voting and investment power with respect to 7,514,621 shares as of that date.

(4)

According to a Schedule 13G/A filed on February 11, 2013, The Vanguard Group, Inc. had sole voting power with respect to 57,567 shares, sole investment power with respect to 4,074,013 shares and shared investment power with respect to 53,467 shares as of that date. According to the Schedule 13G/A, the shares reported on the Schedule 13G/A included 53,467 shares held by Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc. VFTC directs the voting of these shares. Furthermore, according to the Schedule 13G/A, Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 4,100 shares as a result of its serving as investment manager of Australian investment offerings.

(5)	According to a Schedule 13G/A filed on February 11, 2013, BlackRock Inc. had sole voting and investment power with respect to 4,581,422 shares as of that date.

AMENDED AND RESTATED KENNAMETAL INC. STOCK AND INCENTIVE PLAN OF 2010

Proposal IV. Approval of Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010

The Company proposes to amend and restate the 2010 Plan, which was approved by the Company’s shareowners at the 2010 annual meeting of shareowners (as amended and restated as proposed herein, the “Amended 2010 Plan”). The primary purpose of the Amended 2010 Plan is to increase the aggregate number of shares available for issuance under the 2010 Plan from 3,500,000 to 9,500,000 (an increase of 6,000,000 shares).

The 2010 Plan is the only plan we have to issue equity-based awards. The Compensation Committee of the Board of Directors, which administers the 2010 Plan, recommended the amendment and restatement of the 2010 Plan after reviewing the 2010 Plan and, based on that review, determining that an insufficient number of shares were available under the 2010 Plan to provide future grants of stock options and other share-based awards to the Company’s directors, officers and employees. As of August 30, 2013, approximately 1,582,228 shares remained available for issuance under the 2010 Plan.

In connection with our Compensation Committee’s recommendation that the 2010 Plan be amended and restated to provide for additional authorized shares, the compensation consultant for the Compensation Committee prepared a review and analysis of the shareowner cost and burn rate of the additional shares and determined, on a preliminary basis, that the dilutive impact of outstanding awards under the 2010 Plan, including such additional shares, is within certain investor-based guidelines. In addition, the compensation consultant presented a burn rate analysis over the prior three-year period estimating a burn rate of 2.04%, less than the industry cap for the Company of 3.70%. Share dilution was presented to our Compensation Committee for its review. The compensation consultant estimated that the new shares would be utilized in approximately 6.2 years, assuming no cancellation of outstanding awards. In order to minimize the dilutive effect of the Amended 2010 Plan, the Company will continue to utilize a fungible share design, whereby each share of common stock subject to an award that is not a stock option or stock appreciation right counts as 2.2 shares against the number of shares the Company has available for issuance under the 2010 Amended Plan.

In addition to the proposed increase in the number of shares available under the 2010 Plan, the Board also approved certain other changes to the 2010 Plan related to, among other things, minimum vesting requirements for options and stock appreciation rights and the forfeiture and/or recoupment of awards made under the Amended 2010 Plan to the extent required by applicable law or securities exchange listing standards including, without limitation Section 304 of the Sarbanes-Oxley Act of 2002.

Our Compensation Committee and Board have determined that the adoption of the 2010 Amended Plan is necessary in order to:

•	maintain and strengthen the Company’s ability to attract and retain key employees and directors, who are largely responsible for the Company’s overall financial performance;

•	support our strategy of using at-risk equity-based compensation (over fixed cash-based compensation) as a key component of employee and director compensation; and

•	provide incentives to our executive team in the form of equity-based awards that align their interests with those of our shareowners.

On July 23, 2013, the Board of Directors approved, subject to shareowner approval at the Annual Meeting, the Amended 2010 Plan. Absent such approval, the Amended 2010 Plan will not become effective and the 2010 Plan will continue in effect in its current form. Therefore, it is not possible at present to determine the amount or form of any awards that will be granted or available for grant to any person in the future under the Amended 2010 Plan. A summary of the Amended 2010 Plan is set forth below. Because our executive officers and directors are eligible to receive awards under the Amended 2010 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED KENNAMETAL INC. STOCK AND INCENTIVE PLAN OF 2010.

General

The following description is intended to summarize the material provisions of the Amended 2010 Plan. The complete text of the Amended 2010 Plan is attached as Appendix A to this Proxy Statement. To the extent the description below differs from the Amended 2010 Plan text attached in Appendix A, the text of the Amended 2010 Plan governs the terms and provisions of the Amended 2010 Plan.

Administration.    The Amended 2010 Plan will be administered by the Board of Directors and/or any committee appointed by the Board to administer the Amended 2010 Plan (the “Plan Administrator”). The Compensation Committee will act as the Plan Administrator. Subject to the terms of the Amended 2010 Plan, the Plan Administrator may select from any director, officer, employee or consultant those eligible individuals to whom awards may be granted. The Plan Administrator will determine the terms and conditions of the awards to be granted under the Amended 2010 Plan, not to be inconsistent with the Amended 2010 Plan, including any conditions which must be met in order for such award to have value. Additionally, the Plan Administrator may designate one or more officers or directors of the company to act as a designated administrator under the plan, provided that (i) such designated administrator’s authority is limited to a fixed total number of shares that the administrator may grant pursuant to such designation, (ii) such designated administrator may not grant an award to himself or herself, and (iii) such designation shall otherwise comply with the requirements of Pennsylvania state law.

Eligibility.    Awards, in the form of stock options, stock appreciation rights, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, share awards, stock unit awards, other share based awards and incentive cash bonus awards may be granted under the Amended 2010 Plan to officers and employees of the company or any parent or subsidiary, including prospective officers and employees. There currently are approximately 250 officers and employees of the company who may be eligible for discretionary grants generally under the Amended 2010 Plan, including each of our named executives set forth in this proxy statement, although other employees are expected to receive awards under the Amended 2010 Plan. Awards also may be made to consultants engaged by the Company or any parent or subsidiary under the Amended 2010 Plan. No determination has been made as to the individuals to whom discretionary awards may be granted or the amount or terms and conditions of any such award that may be granted under the Amended 2010 Plan in the future. Directors who are not employees of the company are entitled under the Amended 2010 Plan to receive annual grants of options for up to 40,000 shares and restricted stock or unit awards with a fair market value of up to $250,000. The options will be granted with an exercise price equal to the fair market value of the capital stock on the date of grant. The options and restricted stock or restricted unit awards for non-employee directors are subject to a three-year vesting period.

Shares Available for Issuance.    The Amended 2010 Plan provides for the issuance of 6,000,000 additional shares of capital stock, plus (i) shares issuable under the 1996 Plan, the 1999 Stock Plan, the 1999 Plan and the 2002 Plan (the “Prior Plans”) pursuant to outstanding options that have expired or been terminated without being exercised, (ii) shares issued or issuable pursuant to awards under the Prior Plans that have been forfeited, and (iii) shares remaining available for issuance under the 2002 Plan on the date that the 2010 Plan became effective. The number of shares available to be issued under the Amended 2010 Plan will be reduced by one share for each share that relates to an option or stock appreciation right award and by 2.22 shares for each share which relates to an award other than an option or stock appreciation right (a full-value award). To the extent that options granted under the Amended 2010 Plan expire or terminate without being exercised or shares awarded under the Amended 2010 Plan are forfeited, such shares will be added back to the Amended 2010 Plan on the same basis and subject to the same ratio that applied when such shares were granted and will increase the number of shares available for issuance under the Amended 2010 Plan. To further limit the dilutive impact of shares proposed to be issued under the Amended 2010 Plan, shares of capital stock of the company delivered to the company in payment of the exercise price of any award, shares delivered to or withheld by the company to pay withholding taxes under the Amended 2010 Plan or under the company’s prior stock plans and shares not issued upon the net settlement or net exercise of SARs, in each case, will not be added back to the Amended 2010 Plan and will not be available for future grants under the Amended 2010 Plan. The number of shares available under the Amended 2010 Plan is subject to adjustment to prevent dilution or enlargement of rights. The shares may be either authorized and unissued shares or shares held in the treasury of the company.

Stock Options.    The Amended 2010 Plan provides for the Plan Administrator, in its discretion, to grant options either in the form of incentive stock options (“Incentive Stock Options”) qualified as such under the Code, or other options (“Nonstatutory Stock Options”). Only employees may receive Incentive Stock Options. See “Federal Income Tax Consequences” below for a summary of the differing tax consequences of Incentive Stock Options and Nonstatutory Stock Options. The aggregate fair market value of the shares with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year may not exceed the limitations, if any, imposed by Section 422(d) of the Code. Options designated as Incentive Stock Options in excess of such limitation automatically are reclassified as Nonstatutory Stock Options, as described in the Amended 2010 Plan.

The price at which each share covered by an option granted under the Amended 2010 Plan may be purchased will be determined in each case by the Plan Administrator, but may not be less than the fair market value thereof at the time the option is granted. Fair market value is defined to be the closing price for the capital stock of the company as quoted on the New York Stock Exchange for such date.

An option may be exercised in whole at any time or in part from time to time within such period as may be determined by the Plan Administrator; provided, that the option period may not exceed ten years from the grant date of the option, and no option shall be granted with a vesting period of less than three years from the date of grant. Unless otherwise provided by the Plan Administrator, (i) if the optionee ceases to be employed by the company or any of its subsidiaries by reason of the optionee’s voluntary termination or a termination of the optionee other than for cause, the option may be exercised only within three months after the termination of employment and within the original option period, (ii) if the optionee is a non-employee director who ceases to serve on the Board for any reason (including death, disability or retirement) other than for cause, the option may be exercised only within three years after cessation of service and within the original option period, and (iii) if termination of employment was due to death, disability or retirement, the option may be exercised within three years after the date of such termination and within the original option period. If an employee is terminated for cause or a non-employee director is removed for cause, the option shall terminate. If the optionee dies, the option may only be exercised by the optionee’s personal representatives or persons entitled thereto under the optionee’s will or the laws of the descent and distribution.

The option price of each share purchased pursuant to an option shall be paid in full at the time of each exercise of the option: (i) in cash; (ii) through a cashless exercise procedure in which a broker sells sufficient shares to deliver the exercise price to the company; (iii) by delivering to the company previously-owned shares (purchased in the open market or held by the participant for at least six (6) months) having an aggregate fair market value equal to the option price of the shares being purchased; or (iv) through any combination of the foregoing.

Stock Appreciation Rights (“SAR”).    The Amended 2010 Plan provides for the Plan Administrator, in its discretion, to grant stock appreciation rights, which is the right to receive an amount equal to the appreciation, if any, in the fair market value of a share of capital stock from the date of the grant of the right to the date of its payment, payable in cash, shares or stock units. Stock units are the right to receive shares in the future. No SAR may be granted with a vesting period of less than three years from the date of the grant or with an exercise period which exceeds ten years.

Performance Share/Unit Awards.    The Amended 2010 Plan provides for the Plan Administrator, in its discretion, to grant performance share awards or performance unit awards. A performance share award is the grant of a right to receive shares or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator. A performance unit award is a grant of a right to receive a designated dollar value amount of stock or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

Restricted Stock/Unit Awards.    The Amended 2010 Plan provides for the Plan Administrator, in its discretion, to grant restricted stock or restricted unit awards. A restricted stock award is a grant of shares, and a restricted unit award is a grant of stock units, in each case subject to a risk of forfeiture or other restrictions which will lapse upon the achievement of one or more goals relating to completion of service by the grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

Share/Stock Unit Awards.    The Plan Administrator may from time to time award shares or stock units to eligible individuals without risk of forfeiture or restriction; provided, that no single share award or stock unit award to any one grantee in any fiscal year may exceed 800 shares.

Restrictions on Awards.    Notwithstanding anything contained in the Amended 2010 Plan, the Plan Administrator may not grant any option or SAR in substitution for an outstanding option or SAR except in connection with certain mergers, consolidations or reorganizations, as described in the Amended 2010 Plan, and may not reprice options or SARs, unless the repricing is specifically approved by the Company’s shareowners. In addition, the Plan Administrator may not (with limited exceptions): (i) make a restricted stock/unit award or performance share/unit award vest earlier than over a three-year period; provided, however, the Plan Administrator may grant a restricted stock/unit award with a risk of forfeiture or restrictions that lapse upon the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of grant of such award; (ii) permit to lapse or waive restrictions applicable to any restricted stock/unit award or performance share/unit award; or (iii) grant any share/stock unit award to an officer or director other than in lieu of salary or cash bonus.

Allotment of Shares.    Not more than 1,000,000 shares may be awarded as options or SARs in the aggregate to any one eligible individual under the Amended 2010 Plan subject to certain adjustments. Additionally, no eligible individual is permitted to receive awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, in excess of 1,000,000 shares (or $2,500,000 if the award is denominated in cash) in any fiscal year.

Change-in-Control.    The Amended 2010 Plan provides that, unless the Board shall determine by resolution prior to a change-in-control, in the event of a “Change-in-Control” of the Company (as defined in the Amended 2010 Plan): (i) all options in which provide for exercise in one or more installments will become immediately exercisable in full prior to the Change-in-Control; and (ii) all awards which have not previously vested will become vested and all restrictions on awards will lapse prior to the Change-in-Control. In addition, in the event an employee’s employment is terminated by the company or a director is removed from the Board for any reason other than for cause within the two-year period following a Change-in-Control, all options and SARs will vest and remain exercisable for a three-month period and all other awards will vest and restrictions will lapse.

Tax Withholding.    When shares are issued or vest under the Amended 2010 Plan, or if an optionee makes a disqualifying disposition of shares acquired upon exercise of an Incentive Stock Option, the company has the right to require the grantee to remit to the company an amount sufficient to satisfy required income tax withholding. In the discretion of the Plan Administrator, the grantee may elect to satisfy this withholding obligation by requesting that the company withhold shares of stock otherwise issuable to him or her or by delivering to the company previously owned shares. All such elections will be subject to the approval of the Plan Administrator.

Amendment or Discontinuance.    The Board may alter, amend, suspend or discontinue the Amended 2010 Plan, provided that no such action may deprive any person without such person’s consent of any rights granted under the plan, and provided further, that the Board may not, without shareowner approval, (i) increase the benefits accrued to participants under the plan, (ii) increase the number of shares that may be issued under the plan, (iii) materially modify the requirements for participation under the Amended 2010 Plan, (iv) amend the plan to allow the Board to lapse or waive restrictions at its discretion (except as otherwise already permitted or in the case of death, disability, retirement or change-in-control), or (v) otherwise materially amend the plan.

Clawbacks.    To the extent required by applicable law or any applicable securities exchange listing standards, awards and amounts paid or payable pursuant to or with respect to awards will be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of awards and amounts paid or payable pursuant to or with respect to awards, in each instance in accordance with applicable law or listing standards. All awards granted under the Amended 2010 Plan, any property, including shares, received in connection with any exercise or vesting of, or lapse of restriction on, any awards, and any proceeds received from the disposition of any such property, will be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator will have discretion with respect to any clawback to determine whether the Company will effect any such recovery (i) by seeking repayment from the participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the participant under any compensatory plan, program or arrangement maintained by the Company or any subsidiary, affiliate or parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our Amended 2010 Plan participants and the company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the Amended 2010 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The Amended 2010 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options.    The grantee of an Incentive Stock Option under the Amended 2010 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the company entitled to any deduction. The exercise of an Incentive Stock Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the Incentive Stock Option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an Incentive Stock Option, the grantee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, the company will generally be entitled to a tax deduction in the same amount.

The grantee of a Nonstatutory Stock Option under the Amended 2010 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the company then entitled to any deduction. Upon exercise of a Nonstatutory Stock Option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. The company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Nonstatutory Stock Option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a Nonstatutory Stock Option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards.    The grantee of a Restricted Stock Award under the Amended 2010 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. The company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Share Awards.    The grantee of fully vested shares awarded under the Amended 2010 Plan will be required to realize compensation taxable as ordinary income in an amount equal to the fair market value of the shares on the date the Award is made. The company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Incentive Bonus Awards, Performance Share Awards, Performance Unit Awards, Restricted Unit Awards, Stock Appreciation Rights, Stock Unit Awards.    The grantee of an Incentive Bonus Award, Performance Share Award, Performance Unit Award, Restricted Unit Award, Stock Appreciation Rights or Stock Unit Award will not be required to recognize any income for federal income tax purposes at the time of the grant of such Award, nor is the company entitled to any deduction at such time. (The grantee is not permitted to make an election to be taxed at the time of the Award based on the fair market value of any shares that may be delivered to the grantee at a future date under any such Award.) When any part of an Award is paid (in the case of cash) or delivered (in the case of shares) to the grantee, the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the Award. The company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an Award, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Limitations on Company’s Deductions; Consequences of Change of Control.    With certain exceptions, Section 162(m) of the Code limits the company’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally the company’s chief executive officer and four other highest-paid executive officers). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. We generally intend for stock options, stock appreciation rights and performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the Amended 2010 Plan to satisfy the requirements of qualified performance-based compensation and therefore we expect to be entitled to a deduction with respect to such awards. In addition, if a “change of control” of the company causes awards under the Amended 2010 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A.    Awards of stock options, stock appreciation rights, restricted stock units, other stock-based awards and performance awards under the Amended 2010 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the Amended 2010 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The Amended 2010 Plan, if approved by our shareowners, will become effective on October 22, 2013. The Company has made grants previously and intends to continue to make grants under the 2010 Plan until such time as the Board determines otherwise or the 2010 Plan expires by its terms. It is not practicable to determine the amounts that may be received by the participants under the Amended 2010 Plan in the event the Amended 2010 Plan is approved at the Annual Meeting.

FORM 10-K ANNUAL REPORT TO THE

SECURITIES AND EXCHANGE COMMISSION

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 as filed with the SEC were mailed to shareowners with this proxy statement. Copies of all Company filings with the SEC are available on our website at www.kennametal.com under the “Investor Relations” tab. A shareowner may obtain a paper copy of this proxy statement, the 2013 Annual Report or any other filing with the SEC without charge by submitting a “Printed Materials Request,” which can be found on our website at www.kennametal.com under the “Investor Relations” tab in the Investor Tool Kit. Alternatively, shareowners may write to: Director of Investor Relations, Kennametal Inc., 1600 Technology Way, Latrobe, Pennsylvania 15650.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. SEC regulations also require our directors, executive officers and greater than ten percent (10%) shareowners to furnish us with copies of all Forms 3, 4 and 5 they file. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports provided to us, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2013, except as follows: (i) Mr. Tucker filed a late Form 4 on December 12, 2012 reporting the previous vesting of restricted stock and related share withholding, each of which should have been reported on August 1, 2012; (ii) Carlos M. Cardoso, Frank P. Simpkins, John R. Tucker, John H. Jacko, Steven R. Hanna and Kevin G. Nowe each filed a late Form 4 on August 12, 2013 reporting shares that were previously earned under the 2011 PUA on July 24, 2011 and July 24, 2012 but not reported and shares that were previously earned under the 2012 PUA on July 24, 2012 but not reported; and (iii) Judith L. Bacchus filed a late Form 4 on August 12, 2013 reporting shares that were previously earned under the 2012 PUA on July 24, 2012 but not reported.

Appendix A

Kennametal Inc.

STOCK AND INCENTIVE PLAN OF 2010

(As Amended and Restated October __, 2013)

Section 1. Establishment. The Kennametal Inc. Stock and Incentive Plan of 2010 (hereinafter called the “Plan”) has been established pursuant to which Eligible Individuals who are or will be mainly responsible for the Company’s continued growth and development and future financial success may be granted Awards in order to secure to the Company the advantage of the incentive and sense of proprietorship inherent in stock ownership by such persons, to further align such person’s interests with those of other shareowners, to reward such persons for services previously performed and/or as an added inducement to continue to provide service to the Company.

Section 2. Certain Definitions. As used herein or, unless otherwise specified, in any document with respect to an Award, the following definitions shall apply:

(a) “Affiliate” of a person means a person controlling, controlled by, or under common control with such person where control means the power to direct the policies and practices of such person.

(b) “Award” means any Incentive Bonus Award, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, SAR, Share Award, Stock Unit Award, or Other Share-Based Award granted under the Plan.

(c) “Associated Award” means an Award granted concurrently or subsequently in conjunction with another Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Combination” shall mean a merger or consolidation of the Company with another corporation or entity, other than a corporation or entity which is an Affiliate.

(f) “Capital Stock” means the Capital Stock, par value $1.25 per share, of the Company as adjusted pursuant to Section 10 of this Plan.

(g) “cause” shall mean (i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or service as a director thereunder by the Company, “for cause” or “cause” as defined in the most recent version of such agreements or plans, or (ii) in all other cases, (a) the willful commission by a Participant of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company; (c) the continuing willful failure of a Participant to perform the duties of such Participant for the Company (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Board or the Plan Administrator or (d) the good faith determination by the Board of the Company, in the form of a written resolution, that such termination was “for cause” after affording such Participant a reasonable opportunity to be heard. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

(h) “Change-in-Control” shall mean a change-in-control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act as in effect on the date thereof or, if Item 6(e) is no longer in effect, any regulations issued which serve similar purposes; provided that, without limitation, such a Change-in-Control shall be deemed to have occurred if: (i) a Business Combination has been completed, or (ii) the Company shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding any Affiliate of the Company or (iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities coupled with or followed by the election as directors of the Company of persons who were not directors at the time of such acquisition if such person shall elect a majority of the Board. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 409A (and not excepted therefrom) and a Change of Control is a distribution event for purposes of the Award, the foregoing definition of Change-in-Control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change of Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee of the Board.

(k) “Company” means Kennametal Inc., a Pennsylvania corporation.

(l) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary or Affiliate of the Company to render services and is compensated for such services.

(m) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Employee with the Company or any Parent or Subsidiary or Affiliate of the Company. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan Administrator; or (iv) transfers between locations of the Company or between the Company, its Parents, its Subsidiaries or its successor.

(n) “Designated Administrator” shall mean one or more Company officers or directors designated by the Plan Administrator to act as a Designated Administrator pursuant to this Plan.

(o) “Disability” means disability as determined by the Company’s disability policy as in effect from time to time or as determined by the Plan Administrator consistent therewith. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 409A (and not excepted therefrom) and a Disability is a distribution event for purposes of the Award, such term shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than 12 months.

(p) “Dividend Equivalents” shall mean an Associated Award of cash equal to the dividends which would have been paid on the Capital Stock underlying an outstanding Full Value Award had such Capital Stock been outstanding.

(q) “Eligible Individual” means any Employee, Non-Employee Director or Consultant.

(r) “Employee” means any person, including officers and directors (but excluding Non-Employee Directors), employed by the Company or any Parent or Subsidiary or Affiliate of the Company or any prospective employee who shall have received an offer of employment from the Company or any Parent or Subsidiary or Affiliate of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” shall mean (i) with respect to the Capital Stock, as of any date (A) if the Company’s Capital Stock is listed on any established stock exchange, system or market, the closing market price of the Capital Stock as quoted in such exchange, system or market on such date or, if the Capital Stock is not traded on such date, on the closest preceding date on which the Capital Stock was traded or (B) in the absence of an established market for the Capital Stock, as determined in good faith by the Plan Administrator or (ii) with respect to property other than Capital Stock, the value of such property, as determined by the Plan Administrator, in its sole discretion.

(u) “Full Value Award” means any Award of Shares under this Plan or an Award payable in Shares, other than an Option or a SAR.

(v) “Grantee” means an Eligible Individual who has been granted an Award.

(w) “Incentive Bonus Award” means the opportunity to earn a future cash payment tied to the level of achievement with respect to one or more Qualifying Performance Criteria for a performance period as established by the Plan Administrator.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary or Affiliate of the Company.

(z) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Option” means a right to purchase Shares granted pursuant to the Plan.

(bb) “Optionee” means a Participant who holds an Option or SAR.

(cc) “Original Option Period” means the initial period or periods for which an Option or SAR may be exercised as determined by the Plan Administrator at the time the Award is granted or, if no such determination is made, a period of 10 years from the date of grant of the Award; provided that, in no event shall such period exceed 10 years from the date of grant of the Award.

(dd) “Other Share-Based Award” shall have the meaning as set forth in Section 7(f).

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Participant” means any person who has an Award under the Plan including any person (including any estate) to whom an Award has been assigned or transferred in accordance with the Plan.

(gg) “Performance Share Award” means a grant of Shares or Stock Units the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

(hh) “Performance Unit Award” means a grant of a designated dollar value amount of Shares or Stock Units the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

(ii) “Plan” means this Stock and Incentive Plan of 2010, as the same may be subsequently amended and/or restated from time to time.

(jj) “Plan Administrator” means the Board and/or any Committee appointed by the Board to administer the Plan; provided, however, that the Board, in its sole discretion, may, notwithstanding the appointment of any Committee to administer the Plan, exercise any authority under this Plan. The Compensation Committee of the Board shall serve as the Plan Administrator until the Board otherwise determines. Except as otherwise determined by the Board, the Plan Administrator (i) shall be comprised of not fewer than two (2) directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Plan Administrator consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Plan Administrator consist of “outside directors” (as defined in Treasury Regulation Section 1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which the Capital Stock is listed. The resolutions of the Plan Administrator designating authority to any Designated Administrator (i) shall specify the total number of shares of Capital Stock subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself, or any Participant who is subject to reporting pursuant to Section 16 of the Exchange Act, as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Pennsylvania Business Corporation Law.

(kk) “Prior Stock Plans” means the Kennametal Inc. Stock Option and Incentive Plan of 1996, the Kennametal Inc. 1999 Stock Plan, the Kennametal Inc. Stock Option and Incentive Plan of 1999, and the Kennametal Inc. Stock and Incentive Plan of 2002.

(ll) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator, applied to either the Company as a whole or to a business unit or Subsidiary or Affiliate, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; adjusted earnings per share, diluted or basic, as reported publicly by the Company; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. To the extent consistent with Section 162(m) of the Code and the regulations promulgated thereunder and unless otherwise determined by the Plan Administrator at the time the performance goals are established or as otherwise provided in an applicable Award agreement, the Plan Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the adverse effect of any of the following events that occurs during a performance period: (i) the impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) business combinations, reorganizations and/or restructuring programs that have been approved by the Board, (v) currency fluctuations, (vi) reductions in force and early retirement incentives and (vii) any extraordinary, unusual, infrequent or non-recurring items that are reported publicly by the Company and/or described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareowners for the applicable year.

(mm) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(nn) “Restricted Unit Award” means a grant of Stock Units subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(oo) “Retirement” means, in the case of an Employee, the termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company at a time when the Employee (a) has attained age 55 with ten years of service, (b) has attained age 65, or (c) is required by law or regulations to terminate employment with the Company or any Subsidiary, Affiliate or Parent of the Company under a mandatory retirement scheme. In addition, an Employee who was a Participant under the Kennametal Inc. Stock and Incentive Plan of 2002, and met the definition of “Retirement” under that plan prior to the effective date of this Plan, will be deemed to meet the definition of “Retirement” for purposes of this Plan. In the case of a Non-Employee Director, “Retirement” means cessation of service on the Board, other than for cause. The Plan Administrator shall have the sole authority to determine whether a termination of employment or cessation of service meets the definition of “Retirement” under this Plan, and any such determination shall be final.

(pp) “SAR” means a stock appreciation right, which is the right to receive a payment in cash, Shares or Stock Units equal to the amount of appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

(qq) “Section 409A” shall mean Section 409A of the Code, the regulations and other binding guidance promulgated thereunder.

(rr) “Separation from Service” and “Separate from Service” shall mean the Participant’s death, retirement or other termination of employment or service with the Company (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1),(2) and (3) of the Code and Treas. Reg. § 1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears.

(ss) “Share” means a share of Capital Stock.

(tt) “Share Award” means a grant of Shares without a risk of forfeiture and without other restrictions.

(uu) “Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A and the procedures established by the Company.

(vv) “Stock Unit” means the right to receive a Share at a future point in time.

(ww) “Stock Unit Award” means the grant of a Stock Unit without a risk of forfeiture and without other restrictions.

(xx) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Section 3. Administration.

(a) The Plan shall be administered by the Plan Administrator. The Plan Administrator may act only by a majority of its members in office, provided, that, the Plan Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may revoke any such allocation at any time; provided further, that the members thereof may authorize any one or more officers of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Plan Administrator with respect to Awards made or to be made to Participants. No member of the Board or Plan Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Board or Plan Administrator or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(b) Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated to or limitations imposed upon such Committee by the Board, the Plan Administrator shall have the authority, in its discretion:

(i) to establish, amend and rescind rules and regulations relating to the Plan;

(ii) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(iii) to determine the amount and type of Awards, including any combination thereof, to be granted to any Eligible Individual;

(iv) subject to Section 3(c) hereof, to grant Awards to Eligible Individuals and, in connection therewith, to determine the terms and conditions, not inconsistent with the terms of this Plan, of any such Award including, but not limited to, the number of Shares or Stock Units that may be issued or amount of cash that may be paid pursuant to the Award, the exercise or purchase price of any Share or Stock Unit, the circumstances under which Awards or any cash, Shares or Stock Units relating thereto are issued, retained, become exercisable or vested, are no longer subject to forfeiture or are terminated, forfeited or expire, based in each case on such factors as the Plan Administrator shall determine, in its sole discretion;

(v) to determine the Fair Market Value of the Capital Stock, in accordance with this Plan;

(vi) to establish, verify the extent of satisfaction of, or adjust any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(vii) to approve forms of agreement for use under the Plan;

(viii) to determine whether and under what circumstances an Award may be settled in cash instead of Shares or Stock Units;

(ix) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(x) to determine whether and to what extent an adjustment is required under Section 10 of this Plan;

(xi) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(xii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c) Notwithstanding anything contained in this Plan, the Plan Administrator may not:

(i) grant any Option or SAR in substitution for an outstanding Option or SAR except as provided in Section 10(b);

(ii) reduce the exercise price of an outstanding Option or SAR, whether through amendment, cancellation or replacement of such Option or SAR, unless such reduction is approved by the shareowners of the Company;

(iii) cancel any outstanding Option or SAR in exchange for cash, except as provided in Section 10, unless such cancellation is approved by the shareowners of the Company;

(iv) grant a Restricted Stock Award or Restricted Unit Award with a risk of forfeiture or restriction that lapses earlier than at the rate of one-third of the Shares subject to the Award on each of the first, second and third anniversary of the date of grant; provided, however, that the Plan Administer may grant a Restricted Stock Award or Restricted Unit Award with a risk of forfeiture or restriction that lapses upon the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of grant of the Award;

(v) grant a Performance Share Award or Performance Unit Award that vests earlier than the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of the Award;

(vi) lapse or waive restrictions applicable to any Restricted Stock Award, Restricted Unit Award, Performance Share Award, or Performance Unit Award; or

(vii) grant any Share Award or Stock Unit Award to any officer or director of the Company except in lieu of salary or cash bonus.

(d) The limitations of Sections 3(c)(iv), (v), (vi) and (vii) shall not apply to Awards for up to five percent of the Shares under the Plan granted by a Committee composed entirely of “independent directors” (under all definitions of independence then applicable to the Company).

(e) In the event of an involuntary termination of an Employee, other than as a result of cause, where such Employee satisfies one or more of the conditions set forth in the definition of Retirement, then, unless otherwise set forth in an Award agreement, such Award and this Plan shall be interpreted based on the Retirement of such Employee (rather than based on an involuntary termination). In the event of an involuntary termination of an Employee for cause, then, notwithstanding the fact that the Employee may satisfy the definition of Retirement, all outstanding Awards and this Plan shall be interpreted based upon an involuntary termination for cause, and not based upon Retirement.

(f) Except as specifically provided in this Plan, no action of the Plan Administrator shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto.

(g) All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all Participants.

Section 4. Shares Subject to the Plan.

(a) The aggregate number of Shares which may be issued pursuant to the Plan shall be 9,500,000 plus Shares added to the Plan from the Prior Stock Plans pursuant to Section 4(d) hereof. The aggregate number of Shares available with respect to Awards under the Plan shall be reduced by (i) one (1) Share for each Share which relates to an Option Award or a SAR; and (ii) 2.22 Shares for each Share which relates to a Full-Value Award.

(b) From and after the date of original stockholder approval of this Plan, no further grants or awards of any kind will be made by the Company under the Prior Stock Plans.

(c) The number of Shares which may be issued under the Plan and covered by outstanding Awards is subject to adjustment as provided in Section 10.

(d) To the extent that (i) Options granted under the Plan or under the Prior Stock Plans shall expire or terminate without being exercised, (ii) Shares awarded under the Prior Stock Plans shall be forfeited, or (iii) Shares remain available for issuance under the Kennametal Inc. Stock and Incentive Plan of 2002 on the date upon which this Plan originally became effective, such Shares shall remain available or be added to the Plan, as applicable, and shall increase the number of Shares available for purposes of the Plan. To the extent that Shares awarded under this Plan shall be forfeited, such Shares shall be added back to the Plan on the same basis and subject to the same ratio that applied when they were granted and shall increase the number of Shares available for purposes of the Plan.

(e) Shares delivered in payment of the purchase price in connection with the exercise of any Award, Shares repurchased on the open market with proceeds received by the company from stock exercises, and Shares delivered or withheld to pay tax withholding obligations or otherwise under the Plan or under the Prior Stock Plans and Shares not issued upon the net settlement or net exercise of SARs shall not be added to and shall not increase the number of Shares available for purposes of the Plan.

(f) The aggregate number of Shares that may be issued pursuant to Incentive Stock Options shall be limited to 9,500,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as an Incentive Stock Option. The foregoing limitation shall not apply to the extent that it is no longer required in order for Options to qualify as Incentive Stock Options.

(g) No Participant may receive: (i) Options or SARs under this Plan for more than 1,000,000 Shares in any one fiscal year of the Company; and (ii) with respect to other Awards granted under Section 6 of the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, Awards denominated in Shares for more than 1,000,000 Shares in any one fiscal year of the Company. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The foregoing limitations shall not apply to the extent that such limitations are no longer required in order for compensation in connection with grants under this Plan to be treated as “performance-based compensation” under Section 162(m) of the Code.

(h) Capital Stock to be issued under the Plan may be either authorized and unissued Shares or Shares held in treasury by the Company.

Section 5. Terms of Options and SARs. Each Option and SAR granted under the Plan shall be evidenced by a written document (including an electronic version thereof) and shall be subject to the following terms and conditions:

(a) Subject to adjustment as provided in Section 10 of this Plan, the price at which a Share covered by an Option or a SAR may be purchased (or deemed purchased in the case of SARs) shall not be less than the Fair Market Value thereof at the time the Option or SAR is granted. If required by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder)

more than ten percent (10%) of the combined voting power of all classes of the stock of the Company (or any Parent or Subsidiary of the Company) and an Option granted to such Optionee is intended to qualify as an Incentive Stock Option, the price at which a Share covered by an Option may be purchased shall be not less than 110% of the Fair Market Value thereof at the time the Option is granted.

(b) The aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are first exercisable by the Optionee in any calendar year (under all plans of the Company and its Subsidiaries and Parent) shall not exceed the limitations, if any, imposed by the Code.

(c) If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options, exceeds the foregoing limitation, or does not otherwise qualify for treatment as an Incentive Stock Option, all or the portion of such Option in excess of such limitation shall automatically be reclassified (in whole Share increments and without fractional Share portions) as a Nonstatutory Stock Option, with later granted Options being so reclassified first.

(d) An Option or SAR may be exercised during the Original Option Period only at such time or times and in such installments as the Plan Administrator may establish; provided, that no Option or SAR shall be granted with a vesting period of less than three years from the date of grant

(e) During the lifetime of the Optionee the Option or SAR may be exercised only by the Optionee and the Option or SAR shall not be transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the Optionee, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to the Option may agree within the period specified in this Section 5.

(f) Unless otherwise provided under the Award agreement or by the Plan Administrator:

(i) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of death, Disability or Retirement, the Option or SAR may be exercised only within three years after termination of employment and within the Original Option Period;

(ii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of termination of the Optionee for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following the Optionee’s termination of employment;

(iii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of the Optionee’s voluntary termination or a termination of the Optionee other than for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within the three months after the termination of employment and within the Original Option Period;

(iv) If the Optionee is a Non-Employee Director who shall cease to serve on the Board for any reason other than removal for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within three years after cessation of Board service and within the Original Option Period; in the event such cessation of service as a Non-Employee Director was the result of removal for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following such cessation of service;

(v) Notwithstanding anything to the contrary contained in this Plan, each Option or SAR held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause during the two-year period following a Change-in-Control or a Non-Employee Director who is removed from the Board other than for cause during the two-year period following a Change-in-Control shall immediately vest and may be exercised at any time within the three-month period after the termination of employment or cessation of Board service and within the Original Option Period;

(vi) If the Optionee shall die, the Option or SAR may be exercised by the Optionee’s personal representative or persons entitled thereto under the Optionee’s will or the laws of descent and distribution and in accordance with Section 5(f)(i);

(vii) Except as provided in Sections 5(f)(v), (ix) and (x), the Option or SAR may not be exercised for more Shares (subject to adjustment as provided in Section 10) after the termination of the Optionee’s employment, cessation of service as a Non-Employee Director or the Optionee’s death (as the case may be) than the Optionee was entitled to purchase thereunder at the time of such Optionee’s termination of employment, cessation of service as a Non-Employee Director or the Optionee’s death;

(viii) To the extent provided by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any Parent or Subsidiary, Affiliate of the Company) at the time an Option is granted to such Optionee and such Option is intended to qualify as an Incentive Stock Option, the Option, if not exercised within five years from the date of grant or any other period proscribed by the Code, will cease to be an Incentive Stock Option;

(ix) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company, or is a Non-Employee Director who shall cease to serve on the Board, by reason of death or Disability, as the case may be, all Options and SARs held by the Optionee shall automatically vest and become exercisable in full as of the date that the Optionee’s employment with the Company or any Subsidiary, Affiliate or Parent of the Company, or service on the Board, ceased; and

(x) In the event that an Optionee ceases to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company or to serve on the Board (in the case of Non-Employee Directors), as the case may be, as a result of such Optionee’s Retirement (or in the case of a Non-Employee Director, such Optionee ceasing to serve on the Board for reasons other than removal for cause), all Options and SARs held by the Optionee which are not vested on the date of Retirement shall immediately vest and become exercisable in full.

(g) Except as otherwise provided by the Plan Administrator, the purchase price of each Share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a registered broker-dealer under the Exchange Act to sell a sufficient portion of the Shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) through the delivery to the Company (by attestation of Share ownership or as otherwise provided by the Plan Administrator) of previously-owned Shares having an aggregate fair market value equal to the price of the Shares being purchased pursuant to the Option; provided, however, that Shares delivered in payment of the Option price must have been purchased in the open market or held by the Participant for at least six (6) months in order to be utilized to pay the purchase price of the Option or must meet such other conditions as established by the Plan Administrator; or (iv) through any combination of the payment procedures set forth in subsections (i)-(iii) of this Section 5(g).

(h) Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option or SAR by the number of Shares as to which the Option or SAR is exercised. In addition, in the case of an Option granted in tandem with a SAR, the exercise of the Option in any manner shall result in a decrease in the number of Shares which thereafter may be available under the SAR by the number of Shares as to which the Option is exercised, and the exercise of the SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option by the number of Shares as to which the SAR is exercised.

(i) The Plan Administrator may include such other terms and conditions of Options or SARs not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option or SAR as determined by the Plan Administrator.

Section 6. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards and Stock Unit Awards.

(a) Subject to the terms of this Plan, including Section 3(c) hereof, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards or Stock Unit Awards

may be issued by the Plan Administrator to Eligible Individuals, either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of this Plan. Such Awards shall be evidenced by a written document (including an electronic version thereof) containing any provisions regarding (i) the number of Shares or Stock Units subject to such Award or a formula for determining such, (ii) the purchase price of the Shares or Stock Units, if any, and the means of payment for the Shares or Stock Units, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Stock Units to be granted, issued, retainable and/or vested, (iv) such terms and conditions regarding the grant, issuance, vesting and/or forfeiture of the Shares or Stock Units as may be determined from time to time by the Plan Administrator, including continued employment or service, (v) restrictions on the transferability of the Shares or Stock Units and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Plan Administrator.

(b) The grant, issuance, retention and/or vesting of Shares or Stock Units granted pursuant to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award shall occur at such time and in such installments as determined by the Plan Administrator or under criteria established by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. The Plan Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or the vesting of Shares or Stock Units subject to a Participant’s continued employment, the passage of time and/or such performance criteria as deemed appropriate by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. Notwithstanding anything to the contrary herein, the performance criteria for any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Plan Administrator and specified at the time the Award is granted.

(c) For Awards intended to be performance-based compensation under Section 162(m) of the Code, performance goals relating to the Qualifying Performance Criteria shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award, as required by Section 162(m) and Treasury Regulations promulgated thereunder. All such performance goals shall be established in writing no later than ninety (90) days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one (1) year, the Committee shall take any such actions prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to an Award, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

(d) Notwithstanding the foregoing, no single Share Award or Stock Unit Award to any one Grantee in any fiscal year shall be for more than 800 Shares.

(e) With respect to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award, unless otherwise provided by the Plan Administrator at the time and Award is granted or in the applicable Award agreement:

(i) If, prior to a Change-in-Control, the designated goals or conditions have not been achieved within the designated period or the Grantee (other than a Non-Employee Director) ceases to be employed by the Company for any reason other than death, Disability or Retirement prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

(ii) With respect to a Non-Employee Director, if, prior to a Change-in-Control, the designated goals or conditions have not been achieved within the designated period or the Non-Employee Director ceases to serve on the Board for cause prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

(iii) In the event that a Grantee (other than a Non-Employee Director) ceases to be an Employee as a result of such Grantee’s death, Disability or Retirement, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s death, Disability or Retirement;

(iv) With respect to a Non-Employee Director, in the event that a Non-Employee Director ceases to serve on the Board for reasons other than for cause, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such cessation of service;

(v) Each Award held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause during the two-year period following a Change-in-Control or a Non-Employee Director who is removed from the Board other than for cause during the two-year period following a Change-in-Control shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s termination of employment or cessation of Board service; and

(vi) During the lifetime of the Grantee, the Award shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

(f) A Grantee who has received a Restricted Stock Award shall have all rights of a shareowner in such Shares including, but not limited to, the right to vote and receive dividends with respect thereto from and after the date of grant of such Award; provided, however, that Shares awarded pursuant to the Plan which have not vested or which contain restrictions or conditions may not be sold or otherwise transferred by the Grantee and stock certificates representing such Shares may bear a restrictive legend to that effect.

(g) The Plan Administrator, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Award intended to be performance-based compensation under Section 162(m) of the Code. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any such Award intended to be performance-based compensation under Section 162(m) of the Code to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions; or (iv) such other factors or conditions that the Committee deems relevant; provided, however, the Committee shall not use its discretionary authority to increase any Award that is intended to be performance-based compensation under Section 162(m) of the Code.

(h) The Plan Administrator may grant Associated Awards of Dividend Equivalents to Participants in connection with Restricted Unit Awards, Performance Share Awards and Performance Unit Awards. The Plan Administrator may provide, at the date of grant, that Dividend Equivalents shall be paid or distributed when accrued or paid upon release or distribution of Shares underlying the Associated Awards; provided that, unless otherwise determined by the Plan Administrator, Dividend Equivalents shall be (i) subject to all conditions and restrictions of the underlying Performance Share Award, Performance Unit Award or Restricted Unit Award to which they relate, and (ii) paid in cash upon release or distribution of Shares underlying the Associated Awards.

(i) The standard vesting schedule applicable to Restricted Stock Awards and Restricted Unit Awards shall provide for vesting of such Awards, in one or more increments, over a service period of no less than three (3) years; provided, however, that this limitation shall not (i) apply to Restricted Stock Awards or Restricted Unit Awards granted under this Section 6 for up to an aggregate of 5% of the maximum number of Shares that may be issued under this Plan or (ii) adversely affect a Participant’s rights under another plan or agreement with the Company.

Section 7. Incentive Bonus Awards and Other Share-Based Awards.

(a) Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period established by the Plan Administrator.

(b) Each Incentive Bonus Award shall be evidenced by a document containing provisions regarding (a) the target and maximum amount payable to the Employee, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Plan Administrator. The maximum amount payable as a bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan for any fiscal year to any Employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $2,500,000.

(c) The Plan Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Plan Administrator may specify the percentage of the target incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus Award that is intended by the Plan Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Plan Administrator and specified at the time the Incentive Bonus Award is granted. The Plan Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

(d) The Plan Administrator shall determine the timing of payment of any Incentive Bonus Awards. The Plan Administrator may provide for or, subject to such terms and conditions as the Plan Administrator may specify, may permit an election for the payment of any Incentive Bonus Awards to be deferred to a specified date or event. An Incentive Bonus Award may be payable in Shares, Stock Units or in cash or other property, including any Award permitted under this Plan.

(e) Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by the Plan Administrator on the basis of such further considerations as the Plan Administrator shall determine.

(f) The Plan Administrator shall have authority to grant to Eligible Individuals Other Share-Based Awards which shall consist of any right that is (i) not an Award described in Sections 5 through 7(e) above or Section 8 and (ii) an Award of Capital Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Capital Stock (including, without limitation, securities convertible into Capital Stock), as deemed by the Plan Administrator to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award agreement, the Plan Administrator shall determine the terms and conditions of any such Other Share-Based Award.

Section 8. Non-Employee Director Awards.

Notwithstanding anything to the contrary contained in this Plan, each Non-Employee Director shall only be entitled to receive the following types and amounts of Awards under this Plan:

(a) Each Non-Employee Director shall receive an annual Nonstatutory Stock Option award to purchase up to 40,000 Shares, as determined by the Board, at Fair Market Value, such Option to vest as to exercisability in three (3) equal, annual installments and to have a term of ten (10) years.

(b) Each Non-Employee Director shall receive an annual Restricted Stock Award or Restricted Unit Award for Shares with a Fair Market Value of up to $250,000, as determined by the Board, rounded to the nearest whole Share. Such Awards shall vest and the restrictions on transfer shall lapse as to one-third of the Shares subject to the Award on each anniversary of the date of grant provided that the Non-Employee Director continues to serve on the Board.

(c) Each new Non-Employee Director shall receive, as of the first date of service on the Board, a Nonstatutory Stock Option to purchase twice the number of Shares provided in the Nonstatutory Stock Option most recently granted to the Non-Employee Directors (other than the lead director) and a Restricted Stock Award or Restricted Unit Award based on the number of Shares provided in the Restricted Stock Award most recently granted to the Non-Employee Directors (other than the lead director) but pro rated for the amount of the fiscal year remaining as of the first date of service.

Section 9. Tax Withholding.

(a) Whenever a payment or Shares are to be issued under the Plan or as otherwise required by applicable law, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy federal, state local or foreign tax withholding requirements prior to payment or the delivery of any certificate for such Shares; provided, however, that in the case of a Grantee who receives an Award of Shares under the Plan which is not fully vested, the Grantee shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 9 shall be the date on which the amount of tax to be withheld is determined. If an Optionee makes a disposition of Shares acquired upon the exercise of an Incentive Stock Option within the applicable disqualifying period, the Optionee shall promptly notify the Company and the Company shall have the right to require the Optionee to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements, if any.

(b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the withholding by the Company of Shares otherwise deliverable to the Participant or through the delivery by the Participant to the Company of previously-owned Shares in each case having an aggregate Fair Market Value on the Tax Date equal to the tax obligation; or (iii) in the discretion of the Plan Administrator, through a combination of the foregoing. Notwithstanding the foregoing or any provisions of the Plan to the contrary, any broker-assisted cashless exercise shall comply with the requirements for equity classification of FASB ASC Topic 718 (previously FAS 123R), or its successor, and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements.

Section 10. Adjustment of Number and Price of Shares.

(a) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Plan Administrator shall make an equitable adjustment to the shares to be issued under the Plan and to outstanding Awards to preserve the benefits or potential benefits of the Awards. Action by the Plan Administrator may include: (i) adjustment of the number and kind of securities which may be delivered under the Plan; (ii) adjustment of the number and kind of securities subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Options and SARs; (iv) adjustment of the share limitations contained in this Plan; and (v) any other adjustments that the Plan Administrator determines to be equitable. Any such adjustment shall be effective and binding for all purposes of the Plan and on each outstanding Award.

(b) Without limiting the foregoing, in the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c) No adjustment or substitution provided for in this Section 10 shall require the Company to issue or to sell a fractional share and the total adjustment or substitution with respect to each Award agreement shall be limited accordingly.

(d) Without limiting the foregoing, and notwithstanding anything to the contrary contained in the Plan or any document with respect to any Award, in the event of a Business Combination under the terms of which the holders of Capital Stock of the Company will receive upon consummation thereof cash for each share of Capital

Stock of the Company surrendered pursuant to such Business Combination (the “Cash Purchase Price”), the Plan Administrator may provide that all outstanding Awards representing the right to purchase or receive Shares shall terminate upon consummation of the Business Combination and each such Award, including each Option and SAR, shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of Shares subject to such Award held by such Grantee exceeds (ii) the aggregate purchase or exercise price, if any, thereof.

(e) With respect to any Award subject to Section 162(m) or Section 409A, no such adjustment shall be authorized to the extent that such authority would cause the Plan or an Award to fail to comply with Section 162(m) or Section 409A.

Section 11. Change-in-Control. To the extent not inconsistent with Section 19 hereof and unless the Board shall determine by resolution prior to a Change-in-Control, in the event of a Change-in-Control, the following provisions shall apply to Awards previously granted under the Plan, notwithstanding any provision herein or in any agreement to the contrary:

(a) All Options which provide for exercise in one or more installments shall become immediately exercisable in full immediately prior to the Change-in-Control; and

(b) All Awards which have not previously vested shall become vested and all restrictions on Awards shall lapse immediately prior to the Change-in-Control.

Section 12. Termination of Employment and Forfeiture. Notwithstanding any other provision of the Plan (other than provisions regarding Change-in-Control, which shall apply in all events), a Participant shall have no right to exercise any Option or vest in any Shares awarded under the Plan if following the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company and within a period of two years thereafter, the Participant engages in any business or enters into any employment which the Board in its sole discretion determines to be either directly or indirectly competitive with the business of the Company or substantially injurious to the Company’s financial interest (the occurrence of an event described above shall be referred to herein as “Injurious Conduct”). Furthermore, notwithstanding any other provision of the Plan to the contrary, in the event that a Participant receives or is entitled to the delivery or vesting of cash or Shares pursuant to an Award made during the 12-month period prior to the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company or during the 24-month period following the Participant’s termination of such employment, then the Board, in its sole discretion, may require the Participant to return or forfeit to the Company the cash or Capital Stock received with respect to such Award (or its economic value as of (i) the date of the exercise of the Option or (ii) the date of grant or payment with respect to any other Award, as the case may be) in the event that the participant engages in Injurious Conduct.

Section 13. Amendment and Discontinuance. The Board may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto and, provided further, that the Board may not, without shareowner approval, (a) increase the benefits accrued to participants under the Plan, (b) increase the number of Shares that may be issued under the Plan, (c) materially modify the requirements for participation under the Plan, (d) amend the Plan to include a provision that would allow the Board to lapse or waive restrictions at its discretion (except as otherwise provided herein or in the case of death, Disability, Retirement or Change-in-Control), or (e) otherwise materially amend this Plan. Notwithstanding the foregoing or any provision of the Plan or an Award agreement to the contrary, the Board may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of this Plan or an Award Agreement to the extent necessary to: (i) conform the provisions of the Plan and/or Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan and/or Award shall adversely affect the rights of a Participant; and (ii) to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations.

Section 14. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any securities hereunder prior to registration of the Shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. and any other exchange or market on which the Shares are listed or quoted. The Company shall use its reasonable best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 15. Compliance with Section 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any grant of an Award fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Plan Administrator.

Section 16. Participation by Foreign Nationals. In order to facilitate the making of any grant or combination of grants under this Plan, the Plan Administrator may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary or Affiliate outside of the United States of America, as the Plan Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Plan Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

Section 17. No Right to Employment. The Plan shall not confer upon any Participant any right with respect to continuation of any employment or consulting relationship with the Company or membership on the Board, nor shall it interfere in any way with the right to terminate such Participant’s employment or consulting relationship at any time, with or without cause.

Section 18. Governing Law. The validity, constrictions and effect of this Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Plan Administrator relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws principles.

Section 19. Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(a) If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date the Participant Separates from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the six-month anniversary of the date of termination unless another compliant date is specified in the applicable Award agreement.

(b) For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether a Participant has Separated from Service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c) The Plan Administrator, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Plan Administrator shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Plan Administrator to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).

(d) The grant of Nonstatutory Stock Options and other stock rights shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(e) In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) or the Plan Administrator have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

Section 20. Compliance with Age Discrimination Rule – Applicable Only to Participants Who Are Subject to the Laws in the European Union. The grant of the Option and the terms and conditions governing the Option are intended to comply with the age discrimination provisions of the European Union (EU) Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”), if applicable, for any Participant who is subject to the laws in the EU. To the extent a court or tribunal of competent jurisdiction determines that any provision of the Option is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Plan Administrator shall have the power and authority to revise or strike such provision to the minimum extent as the Plan Administrator deems appropriate and/or necessary to make it valid and enforceable to the full extent permitted under local law.

Section 21. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Company, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Plan Administrator reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Plan Administrator in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Plan Administrator, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 22. Clawbacks. To the extent required by applicable law or any applicable securities exchange listing standards, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards, in each instance in accordance with applicable law or listing standards. All Awards granted under this Plan, any property, including Shares, received in connection with any exercise or vesting of, or lapse of restriction on, any Awards, and any proceeds received from the disposition of any such property, shall be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator shall have discretion with respect to any clawback to determine whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any Subsidiary, Affiliate or Parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Section 23. Effective Date of Plan/Duration. The amendment and restatement of the Plan shall be effective on October 22, 2013, subject to its approval by the shareowners of the Company. No Award may be granted under the Plan after October 21, 2023. Awards granted on or prior to October 21, 2023 shall remain outstanding in accordance with this Plan and their respective terms.

Appendix B

Adjusted EBIT, Adjusted ROIC and FOCF Reconciliations

The following supplemental financial data provides a reconciliation of reported results under generally accepted accounting principles in the United States of America (GAAP) to those non-GAAP financial measures included in this proxy statement. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures.

Adjusted EBIT

EBIT is an acronym for Earnings Before Interest and Taxes and is a non-GAAP financial measure. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or cash generation that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for net income attributable to noncontrolling interests, interest income and special items. Management uses this information in reviewing operating performance and in determining compensation.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, noncontrolling interest expense and special items, divided by the sum of the previous 5 quarters’ average balances of debt and total equity, excluding the impact of acquisition (in fiscal 2012). The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that this adjusted return on invested capital provides additional insight into the underlying capital structure and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.

Free Operating Cash Flow

Free operating cash flow (FOCF) is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures, plus proceeds from disposals of fixed assets. Management considers FOCF to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives (such as acquisitions), and other investing and financing activities.

ADJUSTED EBIT (Unaudited)
Year ended June 30 (in thousands, except percents)	2013 w/ Stellite	2013 w/o Stellite	2012 w/o Stellite
Net income attributable to Kennametal, as reported	$203,265	$203,265	$307,230
Add back:
Interest expense	27,472	27,472	27,215
Tax expense	59,693	59,693	79,136

EBIT	290,430	290,430	413,581
Additional adjustments:
Noncontrolling interest	3,651	3,651	3,603
Interest income	(2,253)	(2,253)	(3,022)
Special Items:
Acquisition operating income impact	—	(12,293)	5,463
Other expense related to acquisition	—	399	457

Adjusted EBIT	$291,828	$279,934	$420,082

Sales, as reported		$2,589,373	$2,736,246
Stellite sales		(238,004)	(90,096)

Adjusted sales		$2,351,369	$2,646,150

Adjusted EBIT as a percent of sales/adjusted sales	11.3%	11.9%	15.9%

B-1

OPERATING CASH FLOW AND FOCF (UNAUDITED)
(in thousands, except percents)	2013	2012
Net cash flow provided by operating activities	$284,150	$289,580
Purchases of property, plant and equipment	(82,835)	(103,036)
Proceeds from disposals of property, plant and equipment	3,016	6,886

Free operating cash flow	$204,331	$193,430

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2013 (in thousands, except percents)

Invested Capital	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	Average
Debt	$747,945	$751,030	$706,859	$601,124	$565,745	$674,541
Total equity	1,812,293	1,753,834	1,744,443	1,712,532	1,668,221	1,738,265

Total	$2,560,238	$2,504,864	$2,451,302	$2,313,656	$2,233,966	$2,412,806

		Three Months Ended
Interest Expense		6/30/2013	3/31/2013	12/31/2012	9/30/2012	Total
Interest expense		$7,042	$7,504	$6,970	$5,956	$27,472

Income tax benefit						6,154

Total interest expense, net of tax						$21,318

Total Income		6/30/2013	3/31/2013	12/31/2012	9/30/2012	Total
Net income attributable to Kennametal, as reported		$60,818	$53,916	$42,142	$46,390	$203,265
Noncontrolling interest		1,366	460	1,167	657	3,651

Total income, adjusted		$62,184	$54,376	$43,309	$47,047	$206,916

Total interest expense, net of tax						21,318

						$228,234
Average invested capital						$2,412,806

Adjusted Return on Invested Capital						9.5%

Return on invested capital calculated utilizing net income, as reported is as follows:
Net income attributable to Kennametal, as reported						$203,265
Total interest expense, net of tax						21,318

						$224,583
Average invested capital						$2,412,806

Return on Invested Capital						9.3%

B-2

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM EST October 21, 2013.

Vote by Internet
• Go to www.envisionreports.com/KMT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III and IV.

I. Election of Directors: 01 - Carlos M. Cardoso 02 - William J. Harvey 03 - Cindy L. Davis (for a term to expire in 2016) (for a term to expire in 2016) (for a term to expire in 2016)	+

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
II.	RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2014.	☐	☐	☐	III.	ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION.	☐	☐	☐

IV.	APPROVAL OF THE AMENDED AND RESTATED KENNAMETAL INC. STOCK AND INCENTIVE PLAN OF 2010.	☐	☐	☐	This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of the selection of the independent registered public accounting firm in Item II, FOR the advisory vote to approve the Company’s executive compensation in Item III, and FOR the approval of the Amended and Restated Kennametal Inc. Stock and Incentive Plan of 2010 in Item IV. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.
☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareowners. The Proxy Statement and the 2013 Annual Report to Shareowners are available at: www.envisionreports.com/KMT

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — KENNAMETAL INC.

2013 MEETING OF SHAREOWNERS – OCTOBER 22, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of Carlos M. Cardoso, William R. Newlin and Ronald M. DeFeo your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present (including the power to vote cumulatively in the election of directors as explained in the proxy statement), to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 22, 2013 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, your shares (other than shares held in your Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM II, FOR THE ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION IN ITEM III, AND FOR THE APPROVAL OF THE AMENDED AND RESTATED KENNAMETAL INC. STOCK AND INCENTIVE PLAN OF 2010 IN ITEM IV.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by internet or telephone no later than Thursday, October 17, 2013 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated, and signed on the other side)